ARTICLES OF INCORPORATION
                                       OF
                           SECURITY EQUITY FUND, INC.

      We, the undersigned incorporators, hereby associate ourselves together to form and establish a corporation for profit under the laws of the State of Kansas.

      FIRST: The name of the corporation (hereinafter called the Corporation) is SECURITY EQUITY FUND, INC.

      SECOND: The location of its registered office in Kansas is Security Benefit Life Building, 700 Harrison Street, Topeka, Kansas.

      THIRD: The name and address of its registered agent in Kansas is Dean L. Smith, Security Benefit Life Building, 700 Harrison Street, Topeka, Kansas.

      FOURTH: The purposes for which the corporation is formed are as follows:

            (1) To engage in the business of an investment company and to hold, invest and reinvest its funds, and in connection therewith to hold part or all of its funds in cash, and to purchase or otherwise acquire, hold for investment or otherwise, sell, assign, negotiate, transfer, exchange or otherwise dispose of or turn to account or realize upon, securities (which term "securities" shall for the purposes of this Article, without limitation of the generality thereof, be deemed to include any stocks, shares, bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets) created or issued by any persons, firms, associations, corporations, syndicates, combinations, organizations, governments or subdivisions thereof; and to exercise, as owner or holder of any securities, all rights, powers and privileges in respect thereof; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any and all such securities; provided, however, that the Corporation shall not:

                  (a) purchase any securities on margin except such short-term credits as are necessary for the clearance of transactions;

                  (b) effect any short sales of securities;

                  (c) purchase the securities of any person, firm, association, corporation, syndicate, combination or organization for the purpose of gaining or exercising control or management of such person, firm, association, corporation, syndicate, combination or organization;

                  (d) purchase the securities of any person, firm, association, corporation, syndicate, combination, organization, government (other than the United States of America) or any subdivision thereof, if, immediately after and as a result of such purchase, more than five percent of its total assets, determined in such manner as may be approved by the Board of Directors of the Corporation and applied on a consistent basis, would consist of the securities of such person, firm, association, corporation, syndicate, combination, organization, government or subdivision;

                  (e) lend any of its funds or other assets other than through the purchase of publicly distributed bonds, debentures, notes and other evidences of indebtedness as herein authorized;

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                  (f) purchase the securities of any person, firm,  association, corporation, syndicate, combination, organization, government or any subdivision thereof, if, upon such purchase, the Corporation would own more than ten percent of any class of the outstanding securities of such person, firm, association, corporation, syndicate, combination, organization, government or subdivision. For the purposes of this restriction, all kinds of securities of a company representing debt shall be deemed to constitute a single class, regardless of relative priorities, maturities, conversion rights and other differences, and all kinds of stock of a company preferred over the common stock as to dividends or in liquidation shall be deemed to constitute a single class regardless of
relative   priorities,   series   designations,   conversion  rights  and  other
differences;

                  (g)  purchase  the  securities  of any  investment  company or
investment   trust  (as  such  terms  may   reasonably   be  understood  by  the
Corporation), other than the Corporation;

                  (h) underwrite the sale of, or participate in any underwriting or selling group in connection with the public distribution of, any securities (other than the capital stock of the Corporation), provided, however, that this provision shall not be construed to prevent or limit in any manner the right of the Corporation to purchase securities for investment purposes;

                  (i) purchase or sell any real estate or any commodities or commodity contracts; or

                  (j) enter into any loan transaction as borrower unless such borrowing is undertaken only as a temporary measure for extraordinary and emergency purposes and then only if, immediately after and as a result of such transaction, the total loans outstanding against the Corporation shall be not more than ten percent of its total assets, determined in such manner as may be approved by the Board of Directors of the Corporation and applied on a consistent basis.

            (2) To issue and sell shares of its own capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration (including, without limitation thereof, securities) now or hereafter permitted by the laws of Kansas, by these Articles of Incorporation and the Bylaws of the Corporation, as its Board of Directors may determine.

            (3) To purchase or otherwise acquire, hold, dispose of, resell, transfer, or reissue (all without any vote or consent of stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by the laws of the State of Kansas, by these Articles of Incorporation and by the Bylaws of the Corporation.

            (4) To conduct its business in all its branches at one or more offices in Kansas and elsewhere in any part of the world, without restriction or limit as to extent.

            (5) To carry out all or any of the foregoing purposes as principal or agent, and alone or with associates or, to the extent now or hereafter permitted by the laws of Kansas, as a member of, or as the owner or holder of any stock of, or shares of interest in, any firm, association, corporation, trust or syndicate; and in connection therewith to make or enter into such deeds or contracts with any persons, firms, associations, corporations, syndicates, governments or subdivisions thereof, and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.

            (6) To do any and all such further acts and things and to exercise any and all such further powers as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes.

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It is the  intention  that  each  of the  purposes,  specified  in  each  of the paragraphs of this Article FOURTH, shall be in no wise limited or restricted by reference to or inference from the terms of any other paragraph, but that the purposes specified in each of the paragraphs of this Article FOURTH shall be regarded as independent objects, purposes and powers. The enumeration of the specific purposes of this Article FOURTH shall not be construed to restrict in any manner the general objects, purposes and powers of this corporation, nor shall the expression of one thing be deemed to exclude another, although it be of like nature. The enumeration of purposes herein shall not be deemed to exclude or in any way limit by inference any objects, purposes or powers which this corporation has power to exercise, whether expressly or by force of the laws of the State of Kansas, now or hereafter in effect, or impliedly by any reasonable construction of such laws.

      FIFTH: The aggregate number of shares which the Corporation shall have authority to issue shall be 1,000,000 shares of capital stock of the par value of $1.00 per share.

      The following provisions are hereby adopted for the purpose of setting forth the powers, rights, qualifications, limitations or restrictions of the capital stock of the Corporation:

            (1) At all meetings of stockholders each stockholder of the Corporation shall be entitled to one vote on each matter submitted to a vote at such meeting for each share of stock standing in his name on the books of the Corporation on the date, fixed in accordance with the Bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and stockholders may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as they may see fit.

            (2) (a) Each holder of capital stock of the corporation, upon request to the Corporation accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer, shall be entitled to require the Corporation to repurchase all or any part of the shares of capital stock standing in the name of such holder on the books of the Corporation, at the net asset value of such shares, less a charge, not to exceed one percent of such net asset value, if and as fixed by resolution of the Board of Directors of the Corporation from time to time. The method of computing such net asset value, the time as of which such net asset value shall be computed and the time within which the Corporation shall make payment therefor shall be determined as hereinafter provided in Article TENTH of these Articles of Incorporation. Notwithstanding the foregoing, the Board of Directors of the Corporation may suspend the right of the holders of the capital stock of the Corporation to require the Corporation to redeem shares of such capital stock:

                  (i) for any  period  (A)  during  which  the  New  York  Stock
            Exchange is closed other than customary weekend and holiday closings, or (B) during which trading on the New York Stock Exchange is restricted;

                  (ii) for any period during which an  emergency,  as defined by rules of the Securities and Exchange Commission or any successor thereto, exists as a result of which (A) disposal by the Corporation of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Corporation fairly to determine the value of its net assets; or

                  (iii) for such other  periods as the  Securities  and Exchange
            Commission or any successor thereto may by order permit for the protection of security holders of the Corporation.

                  (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the Corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the Corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the Corporation having funds or property legally available therefor.

            (3) No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation of any class or series which it may issue or sell (whether out of the number of shares authorized by these Articles of Incorporation, or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

            (4) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation.

      SIXTH: The minimum amount of capital with which the Corporation will commence business is One Thousand Dollars.

      SEVENTH: The names and places of residence of each of the incorporators are as follows:

      Names                             Places of Residence
      ----------------                  -----------------------
      Herbert F. Laing                  915 Buchanan
                                        Topeka, Kansas

      Dean L. Smith                     1800 W. 26th
                                        Topeka, Kansas

      Robert E. Jacoby                  5026 W. 23rd Terrace
                                        Topeka, Kansas

      EIGHTH: The duration of corporate existence of the Corporation is one hundred years.

      NINTH: The number of Directors of the Corporation shall be seven. Unless otherwise provided by the Bylaws of the Corporation, the Directors of the Corporation need not be stockholders therein.

      TENTH: (1) Except as may be otherwise specifically provided by (i) statute, (ii) the Articles of Incorporation of the corporation as from time to time amended or (iii) bylaw provisions adopted from time to time by the stockholders or directors of the corporation, all powers of management, direction and control of the corporation shall be, and hereby are, vested in the board of directors.

            (2) If the bylaws so provide, the board of directors, by resolution adopted by a majority of the whole board, may designate two or more directors to constitute an executive committee, which committee, to the extent provided in said resolution or in the bylaws of the corporation, shall have and exercise all of the authority of the board of directors in the management of the corporation.

            (3) Shares of stock in other corporations shall be voted by the President or a Vice President, or such officer or officers of the Corporation as the Board of Directors shall from time to time designate for the purpose, or by a proxy or proxies thereunto duly authorized by the Board of Directors, except as otherwise ordered by vote of the holders of a majority of the shares of the capital stock of the Corporation outstanding and entitled to vote in respect thereto.

            (4) Subject only to the provisions of the federal Investment Company Act of 1940, any Director, officer or employee individually, or any partnership of which any Director, officer or employee may be a member, or any corporation or association of which any Director, officer or employee may be an officer, director, trustee, employee or stockholder, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided that in case a Director, or a partnership, corporation or association of which a Director is a member, officer, director, trustee, employee or stockholder is so interested, such fact shall be disclosed or shall have been known to the Board of Directors or a majority thereof; and any Director of the Corporation who is so interested, or who is also a director, officer, trustee, employee or stockholder of such other corporation or association or a member of such partnership which is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not such director, officer, trustee, employee or stockholder of such other corporation or association or not so interested or a member of a partnership so interested.

            (5) Each Director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a Director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the Director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each Director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payment made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon a written opinion of independent counsel that the Director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The indemnity provided herein shall, in the event of the settlement of any such action, suit or proceeding, not exceed the costs and expenses (including attorney's fees) which would reasonably have been incurred if such action, suit or proceeding had been litigated to a final conclusion. Such a determination by independent counsel and the payment of amounts by the Corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceeding on the grounds that the officer or Director was liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights and indemnifications shall not be exclusive of any other right to which the officers and Directors may be entitled according to law.

            (6) The Board of Directors is hereby empowered to authorize the issuance and sale, from time to time, of shares of the capital stock of the Corporation, whether for cash at not less than the par value thereof or for such other consideration including securities as the Board of Directors may deem advisable, in the manner and to the extent now or hereafter permitted by the Bylaws of the Corporation and by the laws of Kansas; provided, however, that the consideration per share to be received by the Corporation upon the sale of any shares of its capital stock shall not be less than the net asset value per share of such capital stock outstanding at the time as of which the computation of such net asset value shall be made. For purposes of the computation of net asset value, as in these Articles of Incorporation referred to, the following rules shall apply:

                  (a) The net asset value of each share of capital stock of the Corporation surrendered to the Corporation for repurchase pursuant to the provisions of paragraph (2)(a) of Article FIFTH of these Articles of Incorporation shall be determined as of the close of business on the last full business day on which the New York Stock Exchange is open next succeeding the date on which such capital stock is so surrendered.

                  (b) the net asset value of each share of capital stock of the Corporation for the purpose of issue of such capital stock shall be determined either as of the close of business on the last business day on which the New York Stock Exchange was open next preceding the date on which a subscription to such stock was accepted, or in accordance with any provision of the Investment Company Act of 1940, or any rule or regulation thereunder, or any rule or regulation made or adopted by any securities association registered under the Securities Exchange Act of 1934.

                  (c) The net asset value of each share of capital stock of the Corporation, as of the close of business on any day, shall be the quotient obtained by dividing the value, as at such close, of the net assets of the Corporation (i.e., the value of the assets of the Corporation less its liabilities exclusive of capital stock and surplus) by the total number of shares of capital stock outstanding at such close. The assets and liabilities of the Corporation shall be determined in accordance with generally accepted accounting principles; provided, however, that in determining the value of the assets of the Corporation for the purpose of obtaining the net asset value, each security listed on the New York Stock Exchange shall be valued on the basis of the closing sale thereof on the New York Stock Exchange on the business day as of which such value is being determined. If there be no such sale on such day, then the security shall be valued on the basis of the mean between the closing and asked prices upon such day. If no bid and asked prices are quoted for such day, then the security shall be valued by such method as the Board of Directors shall deem to reflect its fair market value. Securities not listed on the New York Stock Exchange shall be valued in like manner on the basis of quotations on any other stock exchange which the Board of Directors may from time to time approve for that purpose, or by such other method as the Board of Directors shall deem to reflect their fair market value, and all other assets of the Corporation shall be valued by such method as they shall deem to reflect their fair market value.

            For the purposes hereof

            (A) Capital stock subscribed for shall be deemed to be outstanding as of the time of acceptance of any subscription and the entry thereof in the books of the Corporation and the net price thereof shall be deemed to be an asset of the Corporation; and

            (B) Capital stock surrendered for repurchase by the Corporation pursuant to the provisions of paragraph (2)(a) of Article FIFTH of these Articles of Incorporation shall be deemed to be outstanding until the close of business on the date as of which such value is being determined as provided in paragraph 6(a) of this Article TENTH and thereupon and until paid the price thereof shall be deemed to be a liability of the Corporation.

                  (d) The net asset value of each share of the capital stock of the Corporation, as of any time other than the close of business on any day, may be determined by applying to the net asset value as of the close of business on the preceding business day, computed as provided in paragraph 6(c) of this Article TENTH, such adjustments as are authorized by or pursuant to the directions of the Board of Directors and designed reasonably to reflect any material changes in the market value of securities and other assets held and any other material changes in the assets or liabilities of the Corporation and in the number of its outstanding shares which shall have taken place since the close of business on such preceding business day.

                  (e) In addition to the foregoing, the Board of Directors is empowered, in its absolute discretion, to establish other bases or times, or both, for determining the net asset value of each share of capital stock of the Corporation.

                  (f) Payment of the net asset value of capital stock of the Corporation surrendered to it for repurchase pursuant to the provisions of paragraph 2(a) of Article FIFTH of the Articles of Incorporation shall be made by the Corporation within seven days after surrender of such stock to the Corporation for such purposes, to the extent permitted by law. Any such payment may be made in portfolio securities of the Corporation or in cash, or in both portfolio securities and cash, as the Board of Directors, shall deem advisable, and no stockholder shall have a right, other than as determined by the Board of Directors to have his shares repurchased in kind. For the purpose of determining the amount of any payment to be made, pursuant to paragraph 2(a) of Article FIFTH, in portfolio securities, such securities shall be valued as provided in subdivision (c) of paragraph 6 of this Article TENTH.

      ELEVENTH: The private property of the stockholders shall not be subject to the payment of the debts of the Corporation.

      TWELFTH: The Board of Directors shall have power to make, and from time to time alter, amend and repeal the Bylaws of the Corporation; provided, however, that the paramount power to make, alter, amend and repeal the Bylaws, or any provision thereof, or to adopt new Bylaws, shall always be vested in the stockholders, which power may be exercised by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote, at any annual or special meeting of the stockholders; provided, further, that thereafter the directors shall have the power to suspend, repeal, amend or otherwise alter the Bylaws or any portion thereof so enacted by the stockholders, unless the stockholders in enacting such Bylaws or portion thereof shall otherwise provide.

      THIRTEENTH: In so far as permitted under the laws of Kansas, the stockholders and directors shall have power to hold their meetings, if the bylaws so provide, and to keep the books and records of the corporation outside of the State of Kansas, and to have one or more offices, within or without the State of Kansas, at such places as may be from time to time designated in the bylaws or by resolution of the stockholders or directors.

      FOURTEENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them, secured or unsecured, or between this Corporation and its stockholders, or any class of them, any court, state or federal, of competent jurisdiction within the State of Kansas may on the application in a summary way of this corporation, or of any creditor, secured or unsecured, or stockholders thereof, or on the application of trustees in dissolution, or on the application of any receiver or receivers appointed for this corporation by any court, state or federal of competent jurisdiction, order a meeting of the creditors or class of creditors secured or unsecured or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, or of the stockholders, or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

      FIFTEENTH: This corporation reserves the right to alter, amend or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by the statutes of Kansas, and all rights and powers conferred herein are granted subject to this reservation; and, in particular, the corporation reserves the right and privilege to amend its Articles of Incorporation from time to time so as to authorize other or additional classes of shares of stock, to increase or decrease the number of shares of stock of any class now or hereafter authorized and to vary the preferences, qualifications, limitations, restrictions and the special or relative rights or other characteristics in respect of the shares of each class, in the manner and upon such minimum vote of the stockholders entitled to vote thereon as may at the time be prescribed or be permitted by the laws of Kansas, or such larger vote as may then be required by the Articles of Incorporation of the corporation.

      IN WITNESS WHEREOF, we have hereunto subscribed our names this 27th day of November, 1961.

                                                HERBERT F. LAING
                                                --------------------------------
                                                Herbert F. Laing

                                                DEAN L. SMITH
                                                --------------------------------
                                                Dean L. Smith

                                                ROBERT E. JACOBY
                                                --------------------------------
                                                Robert E. Jacoby

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

      Personally appeared before me, a notary public in and for Shawnee County, Kansas, the above named HERBERT F. LAING, DEAN L. SMITH and ROBERT E. JACOBY, who are personally known to me to be the same persons who executed the foregoing instrument of writing, and such persons duly acknowledged the execution of the same.

      IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal this 27th day of November, 1961.

                                                GERALDINE SKINNER
                                                --------------------------------
                                                Notary Public

(Notarial Seal)

My commission expires: December 31, 1961.

         Topeka, Kansas                              November 27, 1961
                                                     -----------------
                                                            Date

                          OFFICE OF SECRETARY OF STATE

      RECEIVED OF SECURITY EQUITY FUND, INC.

      and  deposited  in  the  State   Treasury,   fees  on  these  Articles  of
      Incorporation as follows:

            Application Fee                               $   25.00
                                                          ---------
            Filing and Recording Fee                      $    2.50

            Capitalization Fee                            $  550.00
                                                          ---------

                                                PAUL R. SHANAHAN
                                                --------------------------------
                                                Secretary of State

By: JAMES L. GALBE
--------------------------------------
Assistant Secretary of State

                            CERTIFICATE OF AMENDMENT
                       OF THE ARTICLES OF INCORPORATION OF
                           SECURITY EQUITY FUND, INC.

      We, DEAN L. SMITH, President, and WILLIAM J. MILLER, JR., Secretary, of Security Equity Fund, Inc., a corporation organized and existing under the laws of the State of Kansas, ( hereinafter sometimes for convenience called the "Company"), with its principal office in the City of Topeka, Shawnee County, Kansas, do hereby certify as follows:

      FIRST: That the board of directors of the Company at a meeting held on October 16, 1962, duly adopted the following amendment to the Articles of Incorporation of the Company, and declared the advisability of said amendment, said resolution reading as follows:

      RESOLVED, that the Articles of Incorporation of Security Equity Fund, Inc.
be  amended  by  deleting  the  present   Article  NINTH  of  said  Articles  of
Incorporation and inserting in lieu thereof the following Article NINTH:

      NINTH: Directors of the corporation shall be nine. Unless otherwise provided by the Bylaws of the corporation, the directors of the corporation need not be stockholders therein.

      SECOND: That the board of directors of the Company also duly adopted the following amendment to the Articles of Incorporation of the Company and declared the advisability of said amendment, said resolution reading as follows:

      RESOLVED that the Articles of Incorporation of Security Equity Fund, Inc. be amended by deleting the present subdivision (a) of paragraph (6) of Article TENTH of said Articles of Incorporation and inserting in lieu thereof the following subdivision (a) of paragraph (6) of Article TENTH:

            (a) The net asset value of each share of capital stock of the corporation surrendered to the corporation for repurchase pursuant to the provisions of paragraph (2)(a) of Article FIFTH of these Articles of Incorporation shall be determined as of the close of business on the first full business day on which the New York Stock Exchange is open next succeeding the date on which such capital stock is so surrendered.

      THIRD: That thereafter on the 4th day of December, 1962, upon notice duly given as provided by law and the bylaws of the Company to each holder of shares of Capital Stock of the Company entitled to vote on the proposed amendments of the Articles of Incorporation, the annual meeting of said stockholders was held and there were present at such meeting in person or by proxy the holders of more than a majority of the voting stock of the Company.

      FOURTH: That at said annual meeting of the stockholders of the Company, the aforesaid resolutions, set forth in Division FIRST and Division SECOND hereof, amending the Articles of Incorporation of the Company, were presented for consideration and a vote of the stockholders present at said meeting in person and by proxy was taken by ballot for and against each of the proposed resolutions, which vote was conducted by two Judges, appointed for that purpose by the officer presiding at such meeting; that the said Judges decided upon the qualifications of the voters and accepted their votes and when the voting was completed said Judges counted and ascertained the number of shares voted respectively for and against each of the proposed amendments to the Articles of Incorporation and declared that the persons holding a majority of the Capital Stock of the Company had voted for each of the proposed amendments; and the said Judges made out a certificate accordingly that the number of shares of Capital Stock issued and outstanding and entitled to vote on said resolutions was 23,732 shares of Capital Stock, that 23,533 shares of said stock were voted for and 100 shares of said stock were voted against the proposed amendment set forth in Division FIRST hereof, that 23,633 shares of said stock were voted for and 0 shares of said stock were voted against the proposed amendment set forth in Division SECOND hereof, and the said Judges subscribed and delivered the said certificate to the Secretary of the Company.

      FIFTH: That a certificate of said Judges having been made, subscribed and delivered as aforesaid and it appearing by said certificate of the Judges that the holders of more than a majority of the Capital Stock of the Company entitled to vote thereon had voted in favor of each of the amendments to the Articles of Incorporation set forth in Division FIRST and Division SECOND hereof, the said amendments were declared duly adopted.

      SIXTH: That, accordingly, the amendments to Articles NINTH and TENTH of the Articles of Incorporation of Security Equity Fund, Inc., as heretofore set forth in Division FIRST and Division SECOND of this certificate, have been duly adopted in accordance with Article 42 of the General Corporation Code of Kansas.

      SEVENTH: That the capital of the Company will not be reduced under or by reason of said amendment.

      IN WITNESS WHEREOF we, Dean L. Smith, President, and William J. Miller, Jr., Secretary, have hereunto severally set our hands and caused the corporate seal of the Company to be hereto affixed this 4th day of December, 1962.

                                         DEAN L. SMITH
                                         ---------------------------------------
                                         Dean L. Smith, President

                                         WILLIAM J. MILLER, JR.
                                         ---------------------------------------
                                         William J. Miller, Jr., Secretary

[Corporate Seal]

STATE OF KANSAS   )
                  ) SS.
COUNTY OF SHAWNEE )

      BE IT REMEMBERED, that on this 4th day of December, 1962, before me, a Notary Public in and for the county and state aforesaid, came Dean L. Smith, and William J. Miller, Jr., President and Secretary respectively, of Security Equity Fund, Inc., a Kansas corporation, who are personally known to me to be the President and Secretary, respectively, of said corporation and the same persons who executed the foregoing instrument and they duly acknowledged the execution of the same.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

                                         FLORENCE MCKINSEY
                                         ---------------------------------------
                                         Notary Public

My commission expires: November 21, 1965.

                          OFFICE OF SECRETARY OF STATE
                         Topeka, Kansas December 4, 1962

RECEIVED OF SECURITY EQUITY FUND, INC.
Two and fifty/100---------------------------------------------------Dollars,
fee for filing the within Certificate of Amendment.

                                         PAUL R. SHANAHAN
                                         ---------------------------------------
                                         Secretary of State

By: Assistant Secretary of State

                            CERTIFICATE OF AMENDMENT
                       OF THE ARTICLES OF INCORPORATION OF
                           SECURITY EQUITY FUND, INC.

      We, DEAN L. SMITH, President, and WILL J. MILLER, JR., Secretary, of Security Equity Fund, Inc., a corporation organized and existing under the laws of the State of Kansas, [hereinafter sometimes for convenience called the "Company"], with its principal office in the City of Topeka, Shawnee County, Kansas, do hereby certify as follows:

      FIRST: That the board of directors of the Company at a meeting held on December 2, 1963, duly adopted the following amendment to the Articles of Incorporation of the Company, and declared the advisability of said amendment, said resolution to read as follows:

      FURTHER RESOLVED, That the Articles of Incorporation of the Fund be amended by deleting the present subdivision (a) of paragraph (6) of Article TENTH of said Articles of Incorporation and inserting in lieu thereof the following subdivision (a) of paragraph (6) of Article TENTH:

      (a) The net asset value of each share of capital stock of the Corporation tendered to the Corporation for repurchase pursuant to the provisions of paragraph (2)(a) of Article FIFTH of these Articles of Incorporation shall be determined as of the close of business on the date to which such capital stock is so tendered.

      SECOND: That the board of directors of the Company also duly adopted the following amendment to the Articles of Incorporation of the Company, and declared the advisability of said amendment, said resolution reading as follows:

      FURTHER RESOLVED, That the Articles of Incorporation of Security Equity Fund, Inc., be amended by deleting the first paragraph only of the present subdivision (c) of paragraph (6) of Article TENTH of said Articles of Incorporation and inserting in lieu thereof the following first paragraph of subdivision (c) of paragraph (6) of Article TENTH:

      (c) The net asset value of each share of capital stock of the Corporation, as of the close of business on any day, shall be the quotient obtained by dividing the value, as at such close, of the net assets of the Corporation (i.e., the value of the assets of the Corporation less its liabilities exclusive of capital stock and surplus) by the total number of shares of capital stock outstanding at such close. The assets and liabilities of the Corporation shall be determined in accordance with generally accepted accounting principles; provided, however, that in determining the value of the assets of the Corporation for the purpose of obtaining the net asset value, each security listed on the New York Stock Exchange shall be valued on the basis of the closing sale thereof on the New York Stock Exchange on the business day as of which such value is being determined. If there be no such sale on such day, then the security shall be valued on the basis of the closing bid price upon such day. If no bid price is quoted for such day, then the security shall be valued by such method as the Board of Directors shall deem to reflect its fair market value. Securities not listed on the New York Stock Exchange shall be valued in like manner on the basis of quotations on any other stock exchange which the Board of Directors may from time to time approve for that purpose, or by such other method as the Board of Directors shall deem to reflect their fair market value, and all other assets of the Corporation shall be valued by such method as they shall deem to reflect their fair market value.

      THIRD: That thereafter on the 20th day of December, 1963, upon notice duly given as provided by law and the bylaws of the Company to each holder of shares of Capital Stock of the Company entitled to vote on the proposed amendments of the Articles of Incorporation, the deferred annual meeting of said stockholders was held and there were present at such meeting in person or by proxy the holders of more than a majority of the voting stock of the Company.

      FOURTH: That at said deferred annual meeting of the stockholders of the Company, the aforesaid resolutions, set forth in Division FIRST and Division SECOND hereof, amending the Articles of Incorporation of the Company, were presented for consideration and a vote of the stockholders present at said meeting in person and by proxy was taken by ballot for and against each of the proposed resolutions, which vote was conducted by two Judges appointed for that purpose by the officer presiding at such meeting; that the said Judges decided upon the qualifications of the voters and accepted their votes and when the voting was completed said Judges counted and ascertained the number of shares voted respectively for and against each of the proposed amendments to the Articles of Incorporation and declared that the persons holding a majority of the Capital Stock of the Company had voted for each of the proposed amendments; and the said Judges made out a certificate accordingly that the number of shares of Capital Stock issued and outstanding and entitled to vote on said resolutions was 41,213 shares of Capital Stock, that 30,185 shares of said stock were voted for and 0 shares of said stock were voted against the proposed amendments set forth in Division FIRST hereof, that 30,185 shares of said stock were voted for and 30,18 shares of said stock were voted against the proposed amendment set forth in DIVISION SECOND hereof, and the said Judges subscribed and delivered the said certificate to the Secretary of the Company.

      FIFTH: That a certificate of said Judges having been made, subscribed and delivered as aforesaid and it appearing by said certificate of the Judges that the holders of more than a majority of the Capital Stock of the Company entitled to vote thereon had voted in favor of each of the amendments to the Articles of Incorporation set forth in Division FIRST and Division SECOND hereof, the said amendments were declared adopted.

      SIXTH: That, accordingly, the amendments to Article TENTH of the Articles of Incorporation of Security Equity Fund, Inc., as heretofore set forth in Division FIRST and Division SECOND of this certificate, have been duly adopted in accordance with Article 42 of the General Corporation Code of Kansas.

      SEVENTH: That the capital of the Company will not be reduced under or by reason of said amendment. IN WITNESS WHEREOF, we, Dean L. Smith, President, and Will J. Miller, Jr., Secretary, have hereunto severally set our hands and caused the corporate seal of the Company to be hereto affixed this 20th day of December, 1963.

[Corporate Seal]

                                         DEAN L. SMITH
                                         ---------------------------------------
                                         Dean L. Smith, President

                                         WILL J. MILLER, JR.
                                         ---------------------------------------
                                         Will J. Miller, Jr., Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

      BE IT REMEMBERED, that on this 20th day of December, 1963, before me, a Notary Public in and for the county and state aforesaid, came Dean L. Smith, and Will J. Miller, Jr., President and Secretary, respectively, of Security Equity Fund, Inc. a Kansas corporation, who are personally known to me to be the President and Secretary, respectively, of said corporation, and the same persons who executed the foregoing instrument and they duly acknowledged the execution of the same.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

                                         AMELIA F. LETUKS
                                         ---------------------------------------
                                         Notary Public

My commission expires: June 4, 1967

                          OFFICE OF SECRETARY OF STATE
                        Topeka, Kansas December 20, 1963

RECEIVED OF SECURITY EQUITY FUND, INC.
Two and fifty/100-------------------------------------------------------Dollars,
fee for filing the within Certificate of Amendment.

                                         PAUL R. SHANAHAN
                                         ---------------------------------------
                                         SECRETARY OF STATE

                                         By:  WILLIAM R. STURS
                                         ---------------------------------------
                                         Assistant Secretary of State

                            CERTIFICATE OF AMENDMENT
                       OF THE ARTICLES OF INCORPORATION OF
                           SECURITY EQUITY FUND, INC.

      We, DEAN L. SMITH, President, and WILL J. MILLER, JR., Secretary, of Security Equity Fund, Inc., a corporation organized and existing under the laws of the State of Kansas, (hereinafter sometimes for convenience called the "Company"), with its principal office in the City of Topeka, Shawnee County, Kansas, do hereby certify as follows:

      FIRST: That the board of directors of the Company at a meeting held on April 7, 1966, duly adopted the following amendment to the Articles of Incorporation of the Company, and declared the advisability of said amendment, said resolution reading as follows:

      "RESOLVED, That the Articles of Incorporation of Security Equity Fund, Inc., as heretofore amended, be further amended by deleting the first paragraph of the Article Fifth and by inserting in lieu thereof the following paragraph:

            "The aggregate number of shares which the Corporation shall have authority to issue shall be 5,000,000 shares of capital stock of the par value of $1.00 per share.""

      SECOND: That thereafter on the 9th day of June, 1966, upon notice duly given as provided by law and the bylaws of the Company to each holder of shares of Capital Stock of the Company entitled to vote on the proposed amendment of the Articles of Incorporation, the special meeting of said stockholders was held and there were present at such meeting in person or by proxy the holders of more than a majority of the voting stock of the Company.

      THIRD: That at the special meeting of the stockholders of the Company, the aforesaid resolution, set forth in division FIRST hereof, amending the Articles of Incorporation of the Company, was presented for consideration and a vote of the stockholders present at said meeting in person and by proxy was taken by ballot for and against each of the proposed resolution, which vote was conducted by two Judges appointed for that purpose by the officer presiding at such meeting; that the said Judges decided upon the qualifications of the voters and accepted their votes and when the voting was completed said Judges counted and ascertained the number of shares votes respectively for and against the proposed amendment to the Articles of Incorporation and declared that the persons holding a majority of the Capital Stock of the Company had voted for the proposed amendment; and the said Judges made out a certificate accordingly that the number of shares of Capital Stock issued and outstanding and entitled to vote on said resolution was 578,333 shares of Capital Stock, that 335,865 shares of stock were voted for and 4,199 shares of stock were voted against the proposed amendment set forth in Division FIRST hereof, and the said Judges subscribed and delivered the said certificate to the Secretary of the Company.

      FOURTH: That a certificate of said Judges having been made, subscribed and delivered as aforesaid and it appearing by said certificate of the Judges that the holders of more than a majority of the Capital Stock of the Company entitled to vote thereon had voted in favor of the amendment to the Articles of Incorporation set forth in Division FIFTH hereof, the said amendment was declared duly adopted.

      FIFTH: That, accordingly, the amendment to Article FIFTH of the Articles of Incorporation of Security Equity Fund, Inc., as heretofore set forth in Division FIRST of this certificate, have been duly adopted in accordance with
Article 42 of the General Corporation Code of Kansas.

      SIXTH: That the capital of the Company will not be reduced under or by reason of said amendment.

      IN WITNESS WHEREOF, we, Dean L. Smith, President, and Will J. Miller Jr., Secretary, have hereunto severally set our hands and caused the corporate seal of the Company to be hereto affixed this 9th day of June, 1966.

                                         DEAN L. SMITH
                                         ---------------------------------------
                                         Dean L. Smith, President

                                         WILL J. MILLER, JR.
                                         ---------------------------------------
                                         Secretary
(Corporate Seal)

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

      BE IT REMEMBERED, that on this 9th day of June, 1966, before me, a Notary Public in and for the County and State aforesaid, came Dean L. Smith and Will J. Miller, Jr., President and Secretary, respectively of Security Equity Fund, Inc., a Kansas corporation, who are personally known to me to be the President and Secretary, respectively, of said corporation, and the same persons who executed the foregoing instrument and they duly acknowledged the execution of the same.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

                                         LOIS J. HEDRICK
                                         ---------------------------------------
                                         Notary Public

My commission expires January 8, 1968.

                          OFFICE OF SECRETARY OF STATE

                          Topeka, Kansas June 13, 1966

RECEIVED OF SECURITY EQUITY FUND, INC.
Two Thousand Fifty Two and
fifty/100------------------------------------------------------------Dollars,
fee for filing the within Certificate of Amendment.

                                         ELWILL M. SHANAHAN
                                         ---------------------------------------
                                         Secretary of State

                                         By: WILLIAM A. STEWART
                                         ---------------------------------------
                                         Assistant Secretary of State

                            CERTIFICATE OF AMENDMENT
                       OF THE ARTICLES OF INCORPORATION OF
                           SECURITY EQUITY FUND, INC.

      We, DEAN L. SMITH, President, and WILL J. MILLER, JR., Secretary, of Security Equity Fund, Inc., a corporation organized and existing under the laws of the State of Kansas, (hereinafter sometimes for convenience called the "Company"), with its principal office in the City of Topeka, Shawnee County, Kansas, do hereby certify as follows:

      FIRST: That the board of directors of the Company at a meeting held on July 6, 1967, duly adopted the following amendment to the Articles of Incorporation of the Company, and declared the advisability of said amendment, said resolution reading as follows:

      "RESOLVED, That the Articles of Incorporation of Security Equity Fund, Inc., as heretofore amended, be further amended by deleting the first paragraph of the Article Fifth and by inserting in lieu thereof the following paragraph:

            "The aggregate number of shares which the Corporation shall have authority to issue shall be 15,000,000 shares of capital stock of the par value of $1.00 per share.""

      SECOND: That thereafter on the 30th day of August, 1967, upon notice duly given as provided by law and the bylaws of the Company to each holder of shares of Capital Stock of the Company entitled to vote on the proposed amendment of the Articles of Incorporation, the special meeting of said stockholders was held and there were present at such meeting in person or by proxy the holders of more than a majority of the voting stock of the Company.

      THIRD: That at the special meeting of the stockholders of the Company, the aforesaid resolution, set forth in division FIRST hereof, amending the Articles of Incorporation of the Company, was presented for consideration and a vote of the stockholders present at said meeting in person and by proxy was taken by ballot for and against the proposed resolution, which vote was conducted by two Judges appointed for that purpose by the officer presiding at such meeting; that the said Judges decided upon the qualifications of the voters and accepted their votes and when the voting was completed said Judges counted and ascertained the number of shares votes respectively for and against the proposed amendment to the Articles of Incorporation and declared that the persons holding a majority of the Capital Stock of the Company had voted for the proposed amendment; and the said Judges made out a certificate accordingly that the number of shares of Capital Stock issued and outstanding and entitled to vote on said resolution was 3,118,651 shares of Capital Stock, that 1,613,533 shares of stock were voted for and 45,071 shares of stock were voted against the proposed amendment set forth in division FIRST hereof, and the said Judges subscribed and delivered the said certificate to the Secretary of the Company.

      FOURTH: That a certificate of said Judges having been made, subscribed and delivered as aforesaid and it appearing by said certificate of the Judges that the holders of more than a majority of the Capital Stock of the Company entitled to vote thereon had voted in favor of the amendment to the Articles of Incorporation set forth in division FIRST hereof, the said amendment was declared duly adopted.

      FIFTH: That, accordingly, the amendment to Article Fifth of the Articles of Incorporation of Security Equity Fund, Inc., as heretofore set forth in Division FIRST of this certificate, have been duly adopted in accordance with
Article 42 of the General Corporation Code of Kansas.

      SIXTH: That the capital of the Company will not be reduced under or by reason of said amendment.

      IN WITNESS WHEREOF, we, Dean L. Smith, President, and Will J. Miller Jr., Secretary, have hereunto severally set our hands and caused the corporate seal of the Company to be hereto affixed this 30th day of August, 1967.

                                         DEAN L. SMITH
                                         ---------------------------------------
                                         Dean L. Smith, President

                                         WILL J. MILLER, JR.
                                         ---------------------------------------
                                         Secretary

(Corporate Seal)

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

      BE IT REMEMBERED, that on this 30th day of August, 1967, before me, a Notary Public in and for the County and State aforesaid, came Dean L. Smith, and Will J. Miller, Jr., President and Secretary, respectively, of Security Equity Fund, Inc., a Kansas corporation, who are personally known to me to be the President and Secretary, respectively, of said corporation, and the same persons who executed the foregoing instrument and they duly acknowledged the execution of the same.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

                                         LOIS J. HEDRICK
                                         ---------------------------------------
                                         Notary Public

My commission expires:  January 8, 1968

                          OFFICE OF SECRETARY OF STATE

                         Topeka, Kansas August 30, 1967

RECEIVED OF SECURITY EQUITY FUND, INC.

Five Thousand Fifty Two and
fifty/100------------------------------------------------------------Dollars,
Fee for filing the within Amendment.

                                         ELWILL M. SHANAHAN
                                         ---------------------------------------
                                         Secretary of State

                                         By: WILLIAM A. STEWART
                                         ---------------------------------------
                                         Assistant Secretary of State

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                           SECURITY EQUITY FUND, INC.

      We, DEAN L. SMITH, President, and WILL J. MILLER, JR., Secretary, of Security Equity Fund, Inc., a corporation organized and existing under the laws of the State of Kansas, (hereinafter sometimes for convenience called the "Company"), with its principal office in the City of Topeka, Shawnee County, Kansas, do hereby certify as follows:

            FIRST: That the board of directors of the Company at a meeting held on October 10, 1968, duly adopted the following amendment to the Articles of Incorporation of the Company, and declared the advisability of said amendment, said resolution reading as follows:

            "RESOLVED, That the Articles of Incorporation of Security Equity Fund, Inc., as heretofore amended, be further amended deleting the first paragraph of the Article FIFTH and by inserting in lieu thereof the following paragraph:

                  "The aggregate number of shares which the Corporation shall have the authority to issue shall be 100,000,000 shares of capital stock of the par value of $0.25 (twenty-five cents) per share. Upon the effectiveness of this amendment:

                  (a) Each share of capital stock, par value $1.00 per share, heretofore issued by the Corporation and presently outstanding shall, without further act or deed, be deemed to be changed and converted into four shares of capital stock of the par value of $0.25 each; and

                  (b) Each stock certificate for shares of capital stock of the par value of $1.00 per share issued and outstanding immediately prior to this amendment evidencing shares or capital stock, par value $1.00 per share, shall be deemed to evidence an identical number of shares of capital stock of the par value of $0.25 each."

            SECOND: That thereafter on the 12th day of December, 1968 upon notice duly given as provided by the law and the bylaws of the Company to each holder of shares of Capital Stock of the Company entitled to vote on the proposed amendment of the Articles of Incorporation, the annual meeting of said stockholders was held and there were present at such meeting in person or by proxy the holders of more than a majority of the voting stock of the Company.

            THIRD: That at said annual meeting of the stockholders of the Company, the foresaid resolution, set forth in division FIRST hereof, amending the Articles of Incorporation of the Company, was presented for consideration and a vote of the stockholders present at said meeting in person and by proxy was taken by ballot for and against the proposed resolution, which vote was conducted by two Judges appointed for that purpose by the officer presiding at such meeting; that the said Judges decided upon the qualifications of the voters and accepted their votes and when the voting was completed said Judges counted and ascertained the number of shares votes respectively for and against the proposed amendment to the Articles of Incorporation and declared that the persons holding a majority of the Capital Stock of the Company had voted for the proposed amendment; and the said Judges made out a certificate accordingly that the number of shares of Capital Stock issued and outstanding and entitled to vote on said resolution was 7,683,768 shares of Capital Stock, that 4,391,182 shares of stock were voted for, and 214,740 shares of stock were voted against the proposed amendment set forth in division FIRST hereof, and the said Judges subscribed and delivered the said certificate to the Secretary of the Company.

            FOURTH: That a certificate of said Judges having been made, subscribed and delivered as aforesaid and it appearing by said certificate of the Judges that the holders of more than a majority of the Capital Stock of the Company entitled to vote thereon had voted in favor of the amendment to the Articles of Incorporation set forth in division FIRST hereof, the said amendment was declared duly adopted.

            FIFTH: That, accordingly, the amendment to Article Fifth of the Articles of Incorporation of Security Equity Fund, Inc., as heretofore set forth in Division FIRST of this certificate, have been duly adopted in accordance with
Article 42 of the General Corporation Code of Kansas.

            SIXTH: That the capital of the Company will not be reduced under or by reason of said amendment.

      IN WITNESS WHEREOF, we, Dean L. Smith, President, and Will J. Miller Jr., Secretary, have hereunto severally set our hands and caused the corporate seal of the Company to be hereto affixed this 31st day of December, 1968.

                                         DEAN L. SMITH
                                         ---------------------------------------
                                         Dean L. Smith, President

                                         WILL J. MILLER, JR.
                                         ---------------------------------------
                                         Secretary
                                         (Corporate Seal)

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

            BE IT REMEMBERED, that on this 31st day of December, 1968, before me, a Notary Public in and for the County and State aforesaid, came Dean L. Smith, and Will J. Miller, Jr., President and Secretary, respectively, of Security Equity Fund, Inc., a Kansas corporation, who are personally known to me to be the President and Secretary, respectively, of said corporation, and the same persons who executed the foregoing instrument and they duly acknowledged the execution of the same.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

                                         LOIS J. HEDRICK
                                         ---------------------------------------
                                         Notary Public

My commission expires  January 8, 1972

                          OFFICE OF SECRETARY OF STATE
                        Topeka, Kansas December 31, 1968

RECEIVED OF SECURITY EQUITY FUND, INC.
Five Thousand fifty-two and
50/100------------------------------------------------------------Dollars, fee
for filing the within Amendment.

                                                   ELWILL M. SHANAHAN
                                                   -----------------------------
                                                   Secretary of State

By: Hart Workman
    ---------------------------------------------------
    Hart Workman, Assistant Secretary of State

              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                                       OF
                           SECURITY EQUITY FUND, INC.

            We, Dean L. Smith, president, and Will J. Miller, Jr., secretary of Security Equity Fund, Inc., a corporation organized and existing under the laws of the State of Kansas, (hereinafter called the "Corporation"), do hereby certify as follows:

            FIRST: That on October 30, 1969, the board of directors of the Corporation duly adopted the following resolution setting forth the following proposed amendment to the Articles of Incorporation of the Corporation, and declared the advisability of said amendment, said resolution reading as follows:

                  "RESOLVED,  that the  Articles  of  Incorporation  of Security
            Equity Fund, Inc., a Kansas corporation, be amended by deleting the present first sentence of subparagraph (a) of paragraph (2) of Article FIFTH thereof in its entirety and substituting in lieu thereof the following new first sentence of subparagraph (a) of paragraph (2) of Article FIFTH:

                        (2)(a) Each holder of capital stock of the  Corporation,
                  upon request to the Corporation accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer, shall be entitled to require the Corporation to repurchase all or any part of the shares of capital stock standing in the name of such holder on the books of the Corporation, at the net asset value of such shares.

            SECOND: That on October 30, 1969, the board of directors of the Corporation also duly adopted the following resolution setting forth the following proposed amendment to the Articles of Incorporation of the Corporation, and declared the advisability of said amendment, said resolution reading as follows:

                  RESOLVED,  that the  Articles  of  Incorporation  of  Security
            Equity Fund, Inc., a Kansas corporation, be amended by deleting the present first paragraph and subparagraphs (a) and (b) of paragraph
            (6) of Article TENTH thereof in their entirety and substituting in lieu thereof the following new first paragraph and new subparagraphs
            (a) and (b) of paragraph (6) of Article TENTH:

                        (6) The  Board  of  Directors  is  hereby  empowered  to
            authorize the issuance and sale, from time to time, of shares of the capital stock of the Corporation, whether for cash at not less than the par value thereof or for such other consideration including securities as the Board of Directors may deem advisable, in the manner and to the extent now or hereafter permitted by the Bylaws of the Corporation and by the laws of Kansas; provided, however, that the consideration per share to be received by the Corporation upon the sale of any shares of its capital stock shall not be less than the net asset value per share of such capital stock outstanding at the time as of which the computation of such net asset value shall be made. For the purposes of the computation of net asset value, as in these Articles of Incorporation referred to, such computation shall be computed as provided in the Investment Company Act of 1940 or in any other statute administered by the Securities and Exchange Commission or any successor thereto, or in any rule, regulation or order issued under any such statute and, except as so provided, shall be computed in accordance with the following rules:

                        (a) the net asset  value of each share of capital  stock
            of the Corporation surrendered to the Corporation for repurchase pursuant to the provisions of paragraph (2)(a) of Article FIFTH of these Articles of Incorporation shall be the net asset value next computed after the time such share is tendered for redemption.

                        (b) the net asset  value of each share of capital  stock
            of the Corporation for the purpose of issue of such capital stock shall be determined at the close of business on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open with respect to all orders accepted prior to such close of business of the Exchange on that day. Orders accepted after the close of business of the Exchange will be filled on the basis of the offering price determined as of the close of business on the Exchange on the next day on which the Exchange is open.

            THIRD: That on December 30, 1969, at the annual meeting of the stockholders of the Corporation, notice of which annual meeting was duly given as provided by law and the bylaws of the Corporation to each holder of shares of capital stock of the Corporation entitled to vote on the proposed amendments of the Articles of Incorporation, the aforesaid resolutions set forth in Division FIRST and Division SECOND, amending the Articles of Incorporation of the Corporation, were presented for consideration, and a vote of the stockholders present at said meeting in person and by proxy was taken by ballot for and against each of the proposed resolutions, which votes were conducted by two judges appointed for that purpose by the officer presiding at such meeting; that the said judges decided upon the qualifications of the voters and accepted their votes and when the voting was completed said Judges counted and ascertained the number of shares votes respectively for and against each of the proposed amendments to the Articles of Incorporation and declared that the persons holding a majority of the capital stock of the Corporation had voted for each of the proposed amendments; and the said judges made out a certificate accordingly that the number of shares of capital stock issued and outstanding and entitled to vote on said resolution was 21,222,857 shares of capital stock, that 20,919,065 shares of stock were voted for and 281,869 shares of stock were voted against the proposed amendment set forth in Division FIRST hereof, that 20,976,162 shares of said stock were voted for and 224,772 shares of said stock were voted against the proposed amendment set forth in Division SECOND hereof, and the said judges subscribed and delivered the said certificate to the secretary of the Corporation.

            FOURTH: That the certificate of said judges having been made, subscribed and delivered as aforesaid, and it appearing by said certificate of the judges that the holders of more than a majority of the capital stock of the Corporation entitled to vote thereon had voted in favor of the amendments to the Articles of Incorporation set forth in Division FIRST and Division SECOND thereof, the said amendments were declared duly adopted.

            FIFTH: That, accordingly, the amendments of the Articles of Incorporation of the Corporation, as heretofore set forth in Division FIRST and Division SECOND of this certificate, have been duly adopted in accordance with
Article 42 of the General Corporation Code of Kansas.

            SIXTH: That the capital of the Company will not be reduced under or by reason of said amendments.

      IN WITNESS WHEREOF, we, Dean L. Smith, president, and Will J. Miller Jr., secretary, have hereunto severally set our hands and caused the corporate seal of the Company to be hereto affixed this 30th day of December, 1969.

                                         DEAN L. SMITH
                                         ---------------------------------------
                                         Dean L. Smith, President

                                         WILL J. MILLER, JR.
                                         ---------------------------------------
                                         Secretary

(Corporate Seal)

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

            BE IT REMEMBERED, that on this 30th day of December, 1969, before me, a notary public in and for the County and State aforesaid, came DEAN L. SMITH, President, and WILL J. MILLER, JR., Secretary, of Security Equity Fund, Inc., a Kansas corporation, who are personally known to me to be the President and Secretary, respectively, of said Corporation, and the same persons who executed the foregoing instrument and they duly acknowledged the execution of the same. IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year last above written.

                                         LOIS J. HEDRICK
                                         ---------------------------------------
                                         Notary Public

My commission expires:  January 8, 1972

                          OFFICE OF SECRETARY OF STATE
                        Topeka, Kansas December 30, 1969

Received of SECURITY EQUITY FUND, INC.
Two and 50/100-----------------------------------------------------Dollars, fee
for filing the within Amendment.

                                                ELWILL M. SHANAHAN
                                                --------------------------------
                                                Secretary of State

By:  HART WORKMAN
     ----------------------------------------
     Assistant Secretary of State

                     CHANGE OF LOCATION OF REGISTERED OFFICE
                                     AND/OR
                            CHANGE OF RESIDENT AGENT

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

            We, Dean L. Smith, President and Larry D. Armel, Secretary of Security Equity Fund, Inc., a corporation organized and existing under and by virtue of the laws of the State of Kansas, do hereby certify that a regular meeting of the Board of Directors of said corporation held on the 9th day of July, 1975, the following resolution was duly adopted.

      Be it further resolved that the Resident Agent of said corporation in the State of Kansas be changed from Dean L. Smith, Security Benefit Life Bldg., 700 Harrison Street, Topeka, Shawnee, Kansas the same being of record in the office of Secretary of State of Kansas to Security Management Company, Inc., Security Benefit Life Bldg., 700 Harrison Street, Topeka, Shawnee, Kansas 66636.

      The President and Secretary are hereby authorized to file and record the same in the manner as required by law:

                                         Dean L. Smith

                                         ---------------------------------------
                                         Dean L. Smith, President

                                         Larry D. Armel

                                         ---------------------------------------
                                         Larry D. Armel, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

      Be it remembered that before me Lois J. Hedrick a Notary Public in and for the County and State aforesaid, came Dean L. Smith President, and Larry D. Armel, Secretary, of Security Equity Fund, Inc. a corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and secretary respectively, and duly acknowledged the execution of the same this 9th day of July, 1975.

                                         Lois J. Hedrick
                                         ---------------------------------------
                                         Notary Public

My commission expires January 8, 1976

      NOTE: This form must be filed in duplicate. Address of Resident Agent and Registered Office, as set forth above, must be the same. The statutory fee for filing is $20.00 and must accompany this form.

            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                                       OF
                           SECURITY EQUITY FUND, INC.

STATE OF KANSAS   )
                  ) ss.
COUNTY OF Shawnee )

      We, Everett S. Gille, President , and Larry D. Armel, Secretary of Security Equity Fund, Inc., a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Bldg., 700 Harrison Street, Topeka, Shawnee, Kansas do hereby certify that at the regular meeting of the Board of Directors of said corporation, held on the 13th day of October, 1976, said board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability, to wit:

      RESOLVED, that the Articles of Incorporation of Security Equity Fund, Inc., a Kansas corporation, be amended by adding the following new subparagraph
(2)(c) to Article FIFTH thereof, such new subparagraph (2)(c) to be inserted immediately following subparagraph (2)(b) and immediately before paragraph (3) thereof:

      (c) The Corporation, pursuant to a resolution by the Board of Directors and without the vote or consent of stockholders of the Corporation, shall have the right to redeem at net asset value all shares of capital stock of the Corporation in any stockholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for at least six months and in which there are fewer than 25 shares or such fewer shares as shall be specified in such resolution. Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interests of the Corporation or necessary to reduce disproportionally burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have six months (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his account to at least 25 shares, or such fewer shares as is specified in the resolution.

      That thereafter, pursuant to said resolution and in accordance with the by-laws and the laws of the State of Kansas, said directors called a meeting of stockholders for the consideration of said amendment, and thereafter, pursuant to said notice and in accordance with the statutes of the State of Kansas, on the 9th day of December, 1976, said stockholders met and convened and considered said proposed amendment.

      That at said meeting the stockholders entitled to vote did vote upon said amendment, and the majority of voting stockholders of the corporation had voted for the proposed amendment certifying that the votes were 16,855,355 (common) shares in favor of the proposed amendment and 442,958 (common) shares against the amendment.

      That said amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602.

      That the capital of said corporation will not be reduced under or by reason of said amendment.

      IN WITNESS WHEREOF, we have hereunto set out hands and affixed the seal of said corporation this 23rd day of December, 1976.

                                         Everett S. Gille
                                         ---------------------------------------
                                         Everett S. Gille, President

                                         Larry D. Armel
                                         ---------------------------------------
                                         Larry D. Armel, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF Shawnee )

      Be it remembered, that before me, Lois J. Hedrick a Notary Public in and for the County and State, aforesaid, came Everett S. Gille, President, and Larry
D. Armel, Secretary, of Security Equity Fund, Inc. a corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and secretary respectively, and duly acknowledged the execution of the same this 23rd day of December, 1976.

                                         Lois J. Hedrick
                                         ---------------------------------------
                                         Notary Public

My Commission Expires:  January 8, 1980

Submit to this office in duplicate. A fee of $20.00 must accompany this form.

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                           SECURITY EQUITY FUND, INC.

STATE OF KANSAS   )
                  ) ss
COUNTY OF Shawnee )

      We, Everett S. Gille, President, and Larry D. Armel Secretary of Security Equity Fund, Inc., a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that at the regular meeting of the Board of Directors of said corporation held on the 12th day of October, 1979, said board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declared its advisability, to wit:

      RESOLVED, that whereas the board of directors deems it advisable and in the best interests of the corporation to increase the authorized capitalization of the corporation, that the articles of incorporation of Security Equity Fund, Inc. be amended by deleting the first paragraph [including sub-paragraphs (a) and (b)] of Article FIFTH in its entirety, and by inserting, in lieu thereof, the following new first paragraph of Article FIFTH:

            The total number of shares which the Corporation shall have authority to issue shall be 150,000,000 shares of capital stock, each of the par value of $0.25 (twenty-five cents)."

            FURTHER RESOLVED, that the foregoing proposed amendment to the articles of incorporation of the Fund be presented to the stockholders of the Fund for consideration at the annual meeting of stockholders to be held on December 13, 1979.

      That thereafter, pursuant to said resolution and in accordance with the by-laws and the laws of the State of Kansas, said directors called a meeting of stockholders for the consideration of said amendment, and thereafter, pursuant to said notice and in accordance with the statutes of the State of Kansas, on the 13th day of December, 1979, said stockholders met and convened and considered said proposed amendment.

      That at said meeting the stockholders entitled to vote did vote upon said amendment, and the majority of voting stockholders of the corporation had voted for the proposed amendment certifying that the votes were 11,600,855 (common) shares in favor of the proposed amendment and 691,585 (common) shares against the amendment.

      That said amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended. That the capital of said corporation will not be reduced under or by reason of said amendment.

      IN WITNESS WHEREOF we have hereunto set out hands and affixed the seal of said corporation this 18th day of December, 1979.

                                         Everett S. Gille
                                         ---------------------------------------
                                         Everett S. Gille, President

                                         Larry D. Armel
                                         ---------------------------------------
                                         Larry D. Armel, Secretary

STATE OF KANSAS   )
                  ) ss
COUNTY OF Shawnee )

      Be it remembered, that before me, Lois J. Hedrick a Notary Public in and for the County and State aforesaid, came Everett S. Gille, President and Larry
D. Armel, Secretary of Security Equity Fund, Inc. a corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and assistant secretary respectively, and duly acknowledged the execution of the same this 18th day of December, 1979.

                                         Lois J. Hedrick
                                         ---------------------------------------
                                         Notary Public

My commission expires January 8, 1980.

Submit to this office in duplicate. A fee of $20.00 must accompany this form.

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                           SECURITY EQUITY FUND, INC.

STATE OF KANSAS   )
                  ) ss
COUNTY OF SHAWNEE )

      We, Everett S. Gille, President, and Larry D. Armel, Secretary of Security Equity Fund, Inc., a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Kansas, 66636, do hereby certify that at the regular meeting of the Board of Directors of said corporation held on the 9th day of October, 1981, said board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declared its advisability, to wit:

      RESOLVED, that the Articles of Incorporation of Security Equity Fund, Inc. as heretofore amended, be further amended by deleting Article FIRST in its entirety and by inserting, in lieu thereof, the following new Article FIRST:

      "FIRST: the name of the corporation (hereinafter called the "Corporation") is SECURITY EQUITY FUND".

      FURTHER RESOLVED, that the board of directors of this corporation hereby declares the advisability of the foregoing amendment to the articles of incorporation of this corporation and hereby recommends that the stockholders of this corporation adopt amendment.

      FURTHER RESOLVED, that at the annual meeting of the stockholders of this corporation to be held at the offices of the corporation in Topeka, Kansas, on December 10, 1981, beginning at 10:00 A.M. on that day, the matter of the aforesaid proposed amendment to the articles of incorporation of this corporation shall be submitted to the stockholders entitled to vote thereon.

      FURTHER RESOLVED, that in the event the stockholders of this corporation shall approve and adopt the proposed amendment to the articles of incorporation of this corporation as heretofore adopted and recommended by this board of directors, the appropriate officers of this corporation be, and they hereby are authorized and directed, for and in behalf of this corporation, to make, execute, verify, acknowledge and file or record in any and all appropriate governmental offices any and all certificates and other instruments, and to take any and all other action as may be necessary to effectuate the said proposed amendment to the articles of incorporation of this corporation".

      That thereafter, pursuant to said resolution and in accordance with the by-laws of the State of Kansas, said directors called a meeting of stockholders for the consideration of said amendment, and thereafter, pursuant to said notice and in accordance with the statutes of the State of Kansas, on the 10th day of December, 1981, said stockholders met and convened and considered said proposed amendment.

      That at said meeting the stockholders entitled to vote did vote upon said amendment, and the majority of voting stockholders of the corporation had voted for the proposed amendment certifying that the votes were 15,967,961 (Common Stock) shares in favor of the proposed amendment and 842,670 (Common Stock) shares against the amendment.

      That said amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended. That the capital of said corporation will not be reduced under or by reason of said amendment.

      IN WITNESS WHEREOF we have hereunto set out hands and affixed the seal of said corporation this 14th day of December, 1981.

                                         Everett S. Gille
                                         ---------------------------------------
                                         Everett S. Gille, President

                                         Larry D. Armel
                                         ---------------------------------------
                                         Larry D. Armel, Secretary

STATE OF KANSAS   )
                  ) ss
COUNTY OF SHAWNEE )

      Be it remembered, that before me, Lois J. Hedrick a Notary Public in and for the County and State aforesaid, came Everett S. Gille, President, and Larry
D. Armel Secretary, of Security Equity Fund, Inc. a corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and secretary respectively, and duly acknowledged the execution of the same this 14th day of December, 1981.

                                         Lois J. Hedrick
                                         ---------------------------------------
                                         Notary Public

My commission expires January 8, 1984.

Submit to this office in duplicate. A fee of $20.00 must accompany this form.

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                              SECURITY EQUITY FUND

      We, Michael J. Provines, President, and Amy J. Lee, Secretary of the above named corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a meeting of the Board of Directors of said corporation, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

      RESOLVED, that whereas the Corporation's board of directors deems it advisable and in the best interest of the corporation to increase the authorized capitalization of the corporation, that the articles of incorporation of Security Equity Fund be amended by deleting the first paragraph of Article FIFTH in its entirety, and by inserting in lieu thereof, the following new first paragraph of Article FIFTH:

            "The total number of shares which the Corporation shall have authority to issue shall be 300,000,000 shares of capital stock, each of the par value of $0.25 (twenty-five cents) per share."

      We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment.

      We further certify that at the meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment.

      We further certify that said amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

      We further certify that the capital of said corporation will not be reduced under or by reason of said amendment.

      IN WITNESS WHEREOF we have hereunto set out hands and affixed the seal of said corporation this 15th day of July, 1987.

                                         Michael J. Provines
                                         ---------------------------------------
                                         Michael J. Provines, President

                                         Amy J. Lee
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

State of Kansas   )
                  ) ss
County of Shawnee )

      Be it remembered, that before me, a Notary Public in and for the county and state personally appeared Michael J. Provines, President and Amy J. Lee, Secretary of the corporation named in this document, who are known to me to be the persons who executed the foregoing certificate, and duly acknowledged the execution of the same this 15th day of July, 1987.

                                         Glenda J. Overstreet
                                         ---------------------------------------
                                         Notary Public

My commission expires February 1, 1990.

                    PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE,
                            WITH $20 FILING FEE, TO:
                               Secretary of State
                            2nd Floor, State Capitol
                              Topeka, KS 66612-1594
                                 (913) 296-2236

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                              SECURITY EQUITY FUND

      We, Michael J. Provines, President , and Amy J. Lee, Secretary, of the above named corporation, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a meeting of the Board of Directors of said corporation, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability;

      RESOLVED, that whereas the Corporation's board of directors deems it advisable and in the best interest of the corporation that the Articles of Incorporation be amended by adopting the following Article Sixteenth:

            "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

            A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

            B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

            C. for an unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

            D. for any transaction from which the director derived an improper personal benefit."

      We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment.

      We further certify that at the meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment.

      We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

      We further certify that the capital of said corporation will not be reduced under or by reason of said amendment.

      In Witness Whereof, we have hereunto set out hands and affixed the seal of said corporation this 11th day of December, 1987.

                                         Michael J. Provines

                                         ---------------------------------------
                                         Michael J. Provines, President

                                         Amy J. Lee

                                         ---------------------------------------
                                         Amy J. Lee, Secretary

State of Kansas   )
                  ) ss.
County of Shawnee )

      Be it remembered, that before me, a Notary Public in and for the aforesaid county and state, personally appeared Michael J. Provines, President, and Amy J. Lee, Secretary, of the corporation named in this document, who are known to me to be the same persons who executed the foregoing certificate, and duly acknowledged the execution of the same this 11th day of December, 1987.

                                         Glenda J. Overstreet
                                         ---------------------------------------
                                         Notary Public

My Commission Expires  February 1, 1990.

                    PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE,
                           WITH $20.00 FILING FEE, TO:
                               Secretary of State
                            2nd Floor, State Capitol
                              Topeka, KS 66612-1594
                                 (913) 296-2236

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                              SECURITY EQUITY FUND

We, Michael J. Provines, President , and Amy J. Lee, Secretary, of the above named corporation, corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a meeting of the Board of Directors of said corporation, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

                             See attached amendment

We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment.

We further certify that at a meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment.

We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF, we have hereunto set out hands and affixed the seal of the corporation this 27th day of July, 1993.

                                         Michael J. Provines
                                         ---------------------------------------
                                         Michael J. Provines, President

                                         Amy J. Lee
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

STATE OF Kansas   )
                  ) ss.
COUNTY OF Shawnee )

      Be it remembered that before me, a Notary Public in and for the aforesaid county and state, personally appeared Michael J. Provines, President, and Amy J. Lee, Secretary, of the corporation named in this document, who are known to me to be the same persons who executed the foregoing certificate, and duly acknowledged the execution of the same this 27th day of July, 1993.

                                         Peggy S. Avey
                                         ---------------------------------------
                                         Peggy S. Avey Notary Public

(NOTARIAL SEAL)

My appointment or commission expires: November 21, 1996.

                    PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE,
                            WITH $20 FILING FEE, TO:
                               Secretary of State
                            2nd Floor, State Capitol
                              Topeka, KS 66612-1594
                                 (913) 296-4564

                              SECURITY EQUITY FUND

The Board of Directors of Security Equity Fund recommends that the Articles of Incorporation be amended by deleting Article Fifth in its entirety and by inserting, in lieu therefor, the following new Article:

FIFTH: The total number of shares of stock which the corporation shall have authority to issue shall be 300,000,000 shares of capital stock, each of the par value of $0.25 (twenty-five cents). The board of directors of the Corporation is expressly authorized to cause shares of capital stock of the Corporation authorized herein to be issued in one or more classes or series as may be established from time to time by setting or changing in one or more respects the voting powers, rights, qualifications, limitations or restrictions of such shares of stock and to increase or decrease the number of shares so authorized to be issued in any such class or series.

The following provisions are hereby adopted for the purpose of setting forth the powers, rights, qualifications, limitations or restrictions of the capital stock of the Corporation (unless provided otherwise by the board of directors with respect to any such additional class or series at the time of establishing and designating such additional class or series):

(1) At all meetings of stockholders each stockholder of the Corporation of any class or series shall be entitled to one vote on each matter submitted to a vote at such meeting for each share of stock standing in his name on the books of the Corporation on the date, fixed in accordance with the Bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder of any class or series shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and stockholders may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as they may see fit.

(2)   (a)   Each  holder of capital  stock of the  Corporation,  of any class or series, upon request to the Corporation accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer, shall be entitled to require the Corporation to repurchase all or any part of the shares of capital stock standing in the name of such holder on the books of the Corporation, at the net asset value of such shares. The method of computing such net asset value, the time as of which such net asset value shall be computed and the time within which the Corporation shall make payment therefor shall be determined as hereinafter provided in Article TENTH of these Articles of Incorporation. Notwithstanding the foregoing, the Board of Directors of the Corporation may suspend the right of the holders of the capital stock of the Corporation to require the Corporation to redeem shares of such capital stock:

                  (i) for any period (A) during which the New York Exchange is closed other than customary weekend and holiday closings, or (B) during which trading on the New York Stock Exchange is restricted:

                  (ii) for any period during which an emergency, as defined by rules of the Securities and Exchange Commission or any successor thereto, exists as a result of which (A) disposal by the Corporation of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Corporation fairly to determine the value of its net assets; or

                  (iii) for such other  periods as the  Securities  and Exchange
                        Commission or any successor thereto may by order permit for the protection of security holders of the Corporation.

      (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the Corporation and shall have only the right to receive the repurchase price in accordance with the provisions thereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the Corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the Corporation having funds or property legally available therefor.

      (c) The Corporation, pursuant to a resolution by the Board of Directors and without the vote or consent of stockholders of the Corporation, shall have the right to redeem at net asset value all shares of capital stock of the Corporation in any stockholder account in which there has been no investment (other than reinvestment of income dividends or capital gains distributions) for at least six months and in which there are fewer than 25 shares or such fewer shares as shall be specified in such resolution. Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interests of the Corporation or necessary to reduce disproportionately burdensome expenses in that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have six months (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his account to at least 25 shares, or such fewer shares as is specified in the resolution

(3) No holder of stock of the Corporation of any class or series shall, as such holder, have any rights to purchase or subscribe for any shares of the capital stock of the Corporation of any class or series which it may issue or sell (whether out of the number of shares authorized by these Articles of Incorporation, or out of any shares of the capital stock of the Corporation, acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

(4) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation.

                           CERTIFICATE OF DESIGNATION
                      OF SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, Michael J. Provines, President, and Amy J. Lee, Secretary, of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 23rd day of July, 1993, adopted resolutions setting forth the preferences, rights, privileges and restrictions of the separate series of stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

RESOLVED, that, pursuant to the authority vested in the Board of Directors of Security Equity Fund by its Articles of Incorporation, the officers of the Fund are hereby directed and authorized to establish four separate series of common stock of the corporation, effective October 5, 1993. The first such series shall be known as the Equity Series A and shall consist of that series of stock currently being issued by the Fund. The other series shall be new series and shall be known as Equity Series B, Global Series A and Global Series B. The officers of the Fund are hereby directed and authorized to establish such series of common stock allocating 265,000,000 $0.25 par value shares of the corporation's authorized capital stock of 300,000,000 shares to the Equity Series A; 20,000,000 $0.25 par value shares to the Equity Series B; 7,500,000 $0.25 par value shares to the Global Series A; and the remaining 7,500,000 $0.25 par value shares to the Global Series B.

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of each series of Security Equity Fund shall be as follows:

1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2. At all meetings of stockholders each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and
      (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of

      Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

3. (a) The corporation shall redeem any of its shares for which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., as from time to time amended.

      (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

4. The corporation, pursuant to a resolution by the Board of Directors and without the vote or consent of stockholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the corporation in any stockholder account in which there has been no investment (other than the reinvestment of income dividend or capital gains distributions) for at least six months and in which there are fewer than 25 shares or such few shares as shall be specified in such resolution. Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interests of the corporation or necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder shall have six months (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares, or such fewer shares as is specified in the resolution.

5. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

6. (a) Outstanding shares of Equity Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these series. Outstanding shares of Global Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these series.

      (b) All cash and other property received by the corporation from the sale of shares of Equity Series A and B and Global Series A and B, respectively, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange, liquidation or other disposition of any of the foregoing, shall be allocated to the Equity Series A and B or Global Series A and B to which they relate and held for the benefit of the stockholders owning shares of such series.

      (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such loss, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

      (d) All allocations made hereunder by the Board of Directors shall be conclusive and binding upon all stockholders and upon the corporation.

7. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

8. Dividends may be paid when, as and if declared by the Board of Directors out of funds legally available therefor. Shares of Equity Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Equity Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Equity Series. Stockholders of the Equity Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Global Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Global Series. Stockholders of the Global Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Whenever dividends are declared and paid with respect to the Equity Series A and B or the Global Series A and B, the holders of shares of the other series shall have no rights in or to such dividends.

9. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

10. On the eighth anniversary of the purchase of shares of the Equity Series B, or the Global Series B, those shares (except those purchased through the reinvestment of dividends and other distributions), shall automatically convert to Equity Series A or Global Series A shares respectively, at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IN WITNESS WHEREOF, we have hereunto set our hands this 5th day of October 1993.

                                         Michael J. Provines
                                         ---------------------------------------
                                         Michael J. Provines, President

                                         Amy J. Lee
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

[SEAL]

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

Be it remembered, that before me Judith M. Ralston a Notary Public in and for the County and State aforesaid, came Michael J. Provines, President, and Amy J. Lee, Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 5th day of October, 1993.

                                         Judith M. Ralston
                                         ---------------------------------------
                                         Notary Public

(NOTARIAL SEAL)

My commission expires:  January 1, 1995.

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                              SECURITY EQUITY FUND

We, John D. Cleland, President , and Amy J. Lee, Secretary, of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a meeting of the Board of Directors of said corporation, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

                             See attached amendment

We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment.

We further certify that at a meeting a majority of the stockholders entitled to vote, voted in favor of the proposed amendment.

We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF, we have hereunto set out hands and affixed the seal of the corporation this 21st day of December, 1994.

                                         John D. Cleland
                                         ---------------------------------------
                                         John D. Cleland, President

                                         Amy J. Lee
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

BE IT REMEMBERED, that before me, a Notary Public in and for the aforesaid county and state, personally appeared John D. Cleland, President, and Amy J. Lee, Secretary, of Security Equity Fund, who are known to me to be the same persons who executed the foregoing certificate, and duly acknowledged the execution, of the same this 21st day of December, 1994

                                         Judith M. Ralston
                                         ---------------------------------------
                                         Judith M. Ralston, Notary

(NOTARIAL SEAL)

My commission expires January 1, 1995.

PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE, WITH $20 FILING FEE TO:

                               Secretary of State
                            2nd Floor, State Capitol
                              Topeka, KS 66612-1594
                                 (913) 296-4564

                              SECURITY EQUITY FUND

The Board of Directors of Security Equity Fund recommends that the Articles of Incorporation be amended by deleting the first paragraph of Article Fifth and by inserting, in lieu thereof, the following new Article:

FIFTH: The total number of shares which this Corporation shall have authority to issue shall be (5,000,000,000) shares of capital stock, each of the par value of $0.25 (twenty-five cents). The board of directors of the Corporation is expressly authorized to cause shares of capital stock in the Corporation authorized herein to be issued in one or more classes or series as may be established from time to time by setting or changing in one or more respects the voting powers, rights, qualifications, limitations or restrictions of such shares of stock and to increase or decrease the number of shares so authorized to be issued in any such class or series.

                                 CERTIFICATE OF
                              CHANGE OF DESIGNATION
                               OF COMMON STOCK OF
                              SECURITY EQUITY FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

      We, John D. Cleland, President, and Amy J. Lee, Secretary, of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to the authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at its regular meeting duly convened and held on the 22nd day of July, 1994, adopted resolutions reallocating the number of existing shares authorized to be issued in the four separate series of common stock of the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

      WHEREAS Security Equity Fund issues its common stock in four separate series designated as Equity Series A, Equity Series B, Global Series A and Global Series B.

      WHEREAS, the Board of Directors wishes to reallocate the 300,000,000, shares of authorized capital stock among the series.

      NOW, THEREFORE, BE IT RESOLVED, that the officers of the corporation are hereby directed and authorized to allocate the Fund's existing authorized capital stock of 300,000,000 shares as follows: 290,000,000 $0.25 par value shares to Equity Series A, 5,000,000 $0.25 par value shares to the Equity Series B; 3,000,000 $0.25 par value shares to the Global Series A; and the remaining 2,000,000 $0.25 par value shares to the Global Series B.

      FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the corporation's series of common stock, as set forth in the minutes of the July 23, 1993, meeting of this Board of Directors, are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

      FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 22nd day of July, 1994.

                                         John D. Cleland
                                         ---------------------------------------
                                         John D. Cleland, President

                                         Amy J. Lee
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

      Be it remembered, that before me, Judith M. Ralston, a Notary Public in and for the County and State aforesaid, came JOHN D CLELAND, President, and AMY
J. LEE, Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 22nd day of July, 1994.

                                         Judith M. Ralston
                                         ---------------------------------------
                                         Judith M. Ralston, Notary Public

(NOTARIAL SEAL)

My commission expires:  January 1, 1995.

                            CERTIFICATE OF CHANGE OF
                           DESIGNATION OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, John D. Cleland, President, and Amy J. Lee, Secretary, of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 3rd day of April 1995, adopted resolutions (i) establishing two new series of common stock in addition to those four series of common stock currently being issued by the corporation, and (ii) allocating the corporation's authorized capital stock among the six series of common stock of the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

      WHEREAS, the Board of Directors has approved the establishment of two new series of common stock of Security Equity Fund in addition to the four separate series of common stock presently issued by the fund designated as Equity Series A, Equity Series B, Global Series A and Global Series B;

      WHEREAS, the Board of Directors wishes to reallocate the 5,000,000,000 shares of authorized capital stock among the series.

      NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish two new series of the Security Equity Fund designated as Asset Allocation Series A and Asset Allocation Series B.

      FURTHER RESOLVED, that, the officers of the corporation are hereby directed and authorized to allocate the corporation's authorized capital stock of 5,000,000,000 shares as follows: 1,500,000,000 $0.25 par value shares of the corporation's authorized capital stock to the Equity Series A; 500,000,000 $0.25 par value shares to the Equity Series B; 750,000,000 $0.25 par value shares to each of the Global Series A and Asset Allocation Series A; 250,000,000 $0.25 par value shares to each of the Global Series B and Asset Allocation Series B; and 1,000,000,00 shares shall remain unallocated.

      FURTHER   RESOLVED,   that,  the  preferences,   rights,   privileges  and
      restrictions of the shares of each of the series of Security Equity Fund shall be as follows.

1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2. At all meetings of stockholders, each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and
      (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

3.    (a)   The  corporation  shall  redeem  any of its  shares for which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., as from time to time amended.

      (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

4. The corporation, pursuant to a resolution by the Board of Directors and without the vote or consent of stockholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the corporation in any stockholder account in which there has been no investment (other than the reinvestment of income dividend or capital gains distributions) for at least six months and in which there are fewer than 25 shares or such few shares as shall be specified in such resolution. Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interests of the corporation or necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have six months (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares, or such fewer shares as is specified in the resolution.

5. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

6.    (a)   Outstanding  shares  of  Equity  Series  A and B shall  represent  a stockholder  interest  in a  particular  fund of assets  held by the
            corporation   which  fund  shall  be  invested  and   reinvested  in
            accordance with policies and objectives established by the Board of Directors for these series. Outstanding shares of Global Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these series.
            Outstanding shares of Asset Allocation Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these series.

      (b) All cash and other property received by the corporation from the sale of shares of the Equity Series A and B, Global Series A and B, and Asset Allocation Series A and B, respectively, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange, liquidation or other disposition of any of the foregoing, shall be allocated to the Equity Series A and B, Global Series A and B, or Asset Allocation Series A and B, to which they relate and held for the benefit of the stockholders owning shares of such series.

      (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such loss, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

      (d)   All  allocations  made hereunder by the Board of Directors  shall be
            conclusive   and  binding  upon  all   stockholders   and  upon  the
            corporation.

7. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

8. Dividends may be paid when, as and if declared by the Board of Directors out of funds legally available therefor. Shares of Global Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to Equity Series A or B and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Equity Series. Stockholders of the Equity Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Global Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Global Series. Stockholders of the Global Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Asset Allocation Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Asset Allocation Series. Stockholders of the Asset Allocation Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Whenever dividends are declared and paid with respect to the Equity Series A and B, the Global Series A and B, or the Asset Allocation Series A and B, the holders of shares of the other series shall have no rights in or to such dividends.

9. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

10. On the eighth anniversary of the purchase of shares of the Equity Series B, the Global Series B, or Asset Allocation Series B, those shares (except those purchased through the reinvestment of dividends and other distributions) shall automatically convert to Equity Series A, Global Series A, or Asset Allocation Series A shares, respectively, at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 3rd day of April, 1995.

                                         JOHN D. CLELAND
                                         ---------------------------------------
                                         John D. Cleland, President

                                         AMY J. LEE
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

Be it remembered, that before me Connie Brungardt, a Notary Public in and for the County and State aforesaid, came John D. Cleland, President, and Amy J. Lee, Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 3rd day of April, 1995.

                                         CONNIE BRUNGARDT
                                         ---------------------------------------
                                         Notary Public

(NOTARIAL SEAL)

My commission expires:  November 30, 1998.

                         CERTIFICATE OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                              SECURITY EQUITY FUND

We, John D. Cleland, President , and Amy J. Lee, Secretary of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a regular meeting of the Board of Directors of said corporation, held on the 2nd day of February, 1996, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

                                    RESOLVED

The Board of Directors of Security Equity Fund recommends that the Articles of Incorporation be amended by deleting the first paragraph of Article Fifth in its entirety and by inserting, in lieu thereof, the following new Article:

FIFTH: The corporation shall have authority to issue an indefinite number of shares of common stock, of the par value of twenty-five cents ($0.25) per share. The board of directors of the Corporation is expressly authorized to cause shares of capital stock of the Corporation authorized herein to be issued in one or more series as may be established from time to time by setting or changing in one or more respects the voting powers, rights, qualifications, limitations or restrictions of such shares of stock and to increase or decrease the number of shares so authorized to be issued in any such series.

We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of said corporation this 2nd day of February, 1996.

                                         JOHN D. CLELAND
                                         ---------------------------------------
                                         John D. Cleland, President

                                         AMY J. LEE
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

[SEAL]

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

BE IT REMEMBERED, that before me, L. Charmaine Lucas, a Notary Public in and for the aforesaid county and state, personally appeared John D. Cleland, President, and Amy J. Lee, Secretary, of Security Equity Fund, who are known to me to be the same persons who executed the foregoing certificate and duly acknowledged the execution of the same this 2nd day of February, 1996.

                                   L. CHARMAINE LUCAS
                                   ---------------------------------------------
                                   L. Charmaine Lucas, Notary

(NOTARIAL SEAL)

My commission expires:  April 1, 1998

        PLEASE SUBMIT THIS DOCUMENT IN DUPLICATE, WITH $20 FILING FEE TO:
                               Secretary of State
                            2nd Floor, State Capitol
                              Topeka, KS 66612-1594
                                 (913) 296-4564

                           CERTIFICATE OF DESIGNATIONS
                                 OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, John D. Cleland, President, and Amy J. Lee, Secretary of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 2nd day of February, 1996, adopted resolutions authorizing the corporation to issue an indefinite number of shares of capital stock of each of the six series of common stock of the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of separate series of stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

      WHEREAS, K.S.A. 17-6602 has been amended to allow the board of directors of a corporation that is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act") to approve, by resolution, an amendment of the corporation's Articles of Incorporation, to allow the issuance of an indefinite number of shares of the capital stock of the corporation;

      WHEREAS, the corporation is registered as an open-end investment company under the 1940 Act; and

      WHEREAS, the Board of Directors desire to authorize the issuance of an indefinite number of shares of capital stock of each of the six series of common stock of the corporation;

      NOW THEREFORE BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $0.25 par value shares of capital stock of each series of the corporation, which consist of Equity Series A; Equity Series B; Global Series A; Global Series B; Asset Allocation Series A; and Asset Allocation Series B.

      FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the corporation's series of common stock, as set forth in the minutes of the April 3, 1995, meeting of this Board of Directors, are hereby reaffirmed and incorporated by reference into the minutes of this meeting; and

      FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

The  undersigned  do  hereby  certify  that  the  foregoing   amendment  to  the
corporation's Articles of Incorporation has been duly adopted in accordance with the provisions of K.S.A. 17-6602.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 2nd day of February, 1996.

                                         JOHN D. CLELAND
                                         ---------------------------------------
                                         John D. Cleland, President

                                         AMY J. LEE
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

[SEAL]

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

Be it remembered, that before me, L. Charmaine Lucas, a Notary Public in and for the aforesaid County and State aforesaid, came John D. Cleland, President, and Amy J. Lee, Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the same persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 2nd day of February, 1996.

                                         L. CHARMAINE LUCAS
                                         ---------------------------------------
                                         L. Charmaine Lucas, Notary Public

(NOTARIAL SEAL)

My commission expires:  April 1, 1998

                          CERTIFICATE OF DESIGNATION OF
                       SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, John D. Cleland, President, and Amy J. Lee, Secretary, of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 26th day of July, 1996, adopted resolutions (i) establishing two new series of common stock in addition to those six series of common stock currently being issued by the corporation, and (ii) allocating the corporation's authorized capital stock among the eight series of common stock of the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

      WHEREAS, the Board of Directors has approved the establishment of two new series of common stock of Security Equity Fund in addition to the six separate series of common stock presently issued by the fund designated as Equity Series A, Equity Series B, Global Series A, Global Series B, Asset Allocation Series A and Asset Allocation Series B;

      WHEREAS, the Board of Directors desire to authorize the issuance of an indefinite number of shares of capital stock of each of the eight series of common stock of the corporation.

      NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish two new series of the Security Equity Fund designated as Social Awareness Series A and Social Awareness Series B.

      FURTHER RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $0.25 par value shares of capital stock of each series of the corporation, which consist of Equity Series A, Equity Series B, Global Series A, Global Series B, Asset Allocation Series A, Asset Allocation Series B, Social Awareness Series A and Social Awareness Series B.

      FURTHER   RESOLVED,   that,  the  preferences,   rights,   privileges  and
      restrictions of the shares of each of the series of Security Equity Fund shall be as follows.

1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2. At all meetings of stockholders, each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

3.    (a)   The  corporation  shall  redeem  any of its  shares for which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., as from time to time amended.

      (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

4. The corporation, pursuant to a resolution by the Board of Directors and without the vote or consent of stockholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the corporation in any stockholder account in which there has been no investment (other than the reinvestment of income dividend or capital gains distributions) for at least six months and in which there are fewer than 25 shares or such few shares as shall be specified in such resolution. Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interests of the corporation or necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have six months (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares, or such fewer shares as is specified in the resolution.

5. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

6.    (a)   Outstanding  shares  of  Equity  Series  A and B shall  represent  a stockholder  interest  in a  particular  fund of assets  held by the
            corporation   which  fund  shall  be  invested  and   reinvested  in
            accordance with policies and objectives established by the Board of Directors for these series. Outstanding shares of Global Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these series. Outstanding shares of Asset
            Allocation

            Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these series. Outstanding shares of Social Awareness Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these Series.

      (b) All cash and other property received by the corporation from the sale of shares of the Equity Series A and B, Global Series A and B, Asset Allocation Series A and B, and Social Awareness Series A and B, respectively, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange, liquidation or other disposition of any of the foregoing, shall be allocated to the Equity Series A and B, Global Series A and B, Asset Allocation Series A and B, or Social Awareness Series A and B, to which they relate and held for the benefit of the stockholders owning shares of such series.

      (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such loss, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

      (d)   All  allocations  made hereunder by the Board of Directors  shall be
            conclusive   and  binding  upon  all   stockholders   and  upon  the
            corporation.

7. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

8. Dividends may be paid when, as and if declared by the Board of Directors out of funds legally available therefor. Shares of Equity Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Equity Series. Stockholders of the Equity Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Global Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Global Series. Stockholders of the Global Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Asset Allocation Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Asset Allocation Series.
      Stockholders of the Asset Allocation Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Social Awareness Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Social Awareness Series. Stockholders of the Social Awareness Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Whenever dividends are declared and paid with respect to the Equity Series A and B, the Global Series A and B, the Asset Allocation Series A and B, or the Social Awareness Series A and B, the holders of shares of the other series shall have no rights in or to such dividends.

9. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

10. On the eighth anniversary of the purchase of shares of the Equity Series B, the Global Series B, the Asset Allocation Series B, or the Social Awareness Series B, those shares (except those purchased through the reinvestment of dividends and other distributions) shall automatically convert to Equity Series A, Global Series A, Asset Allocation Series A or Social Awareness Series A shares respectively, at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 1st day of August, 1996.

                                         JOHN D. CLELAND
                                         ---------------------------------------
                                         John D. Cleland, President

                                         AMY J. LEE
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

Be it remembered, that before me Jana R. Selley, a Notary Public in and for the County and State aforesaid, came John D. Cleland, President, and Amy J. Lee, Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 1st day of August, 1996.

                                         JANA SELLEY
                                         ---------------------------------------
                                         Notary Public

My commission expires:  June 14, 2000

                          CERTIFICATE OF DESIGNATION OF
                       SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, John D. Cleland, President, and Amy J. Lee, Secretary, of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 7th day of February, 1997, adopted resolutions (i) establishing two new series of common stock in addition to those eight series of common stock currently being issued by the corporation, and (ii) allocating the corporation's authorized capital stock among the ten series of common stock of the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

            WHEREAS, the Board of Directors has approved the establishment of two new series of common stock of Security Equity Fund in addition to the eight separate series of common stock presently issued by the fund designated as Equity Series A, Equity Series B, Global Series A, Global Series B, Asset Allocation Series A, Asset Allocation Series B, Social Awareness Series A and Social Awareness Series B;

            WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the ten series of common stock of the corporation.

            NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish two new series of the Security Equity Fund designated as Value Series A and Value Series B.

            FURTHER RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $0.25 par value shares of capital stock of each series of the corporation, which consist of Equity Series A, Equity Series B, Global Series A, Global Series B, Asset Allocation Series A, Asset Allocation Series B, Social Awareness Series A, Social Awareness Series B, Value Series A and Value Series B.

            FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the series of Security Equity Fund shall be as follows.

1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2. At all meetings of stockholders, each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting.

      At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit.
      Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

3.    (a)   The  corporation  shall  redeem  any of its  shares for which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., as from time to time amended.

      (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

4. The corporation, pursuant to a resolution by the Board of Directors and without the vote or consent of stockholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the corporation in any stockholder account in which there has been no investment (other than the reinvestment of income dividend or capital gains distributions) for at least six months and in which there are fewer than 25 shares or such fewer shares as shall be specified in such resolution. Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interests of the corporation or necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have six months (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares, or such fewer shares as is specified in the resolution.

5. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

6.    (a)   Outstanding  shares  of  Equity  Series  A and B shall  represent  a stockholder  interest  in a  particular  fund of assets  held by the
            corporation   which  fund  shall  be  invested  and   reinvested  in
            accordance with policies and objectives  established by the Board of
            Directors  for these series.  Outstanding  shares of Global Series A and B shall represent a stockholder interest in a particular fund of assets  held by the  corporation  which fund shall be  invested  and reinvested in accordance with policies and objectives established by the Board of Directors for these series. Outstanding shares of Asset
            Allocation Series A and B shall represent a stockholder  interest in a particular fund of assets held by the corporation which fund shall
            be  invested  and   reinvested  in  accordance   with  policies  and
            objectives  established  by the Board of Directors for these series.
            Outstanding shares of Social Awareness Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these Series. Outstanding shares of Values Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these Series.

      (b) All cash and other property received by the corporation from the sale of shares of the Equity Series A and B, Global Series A and B, Asset Allocation Series A and B, Social Awareness Series A and B, and Value Series A and B, respectively, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange, liquidation or other disposition of any of the foregoing, shall be allocated to the Equity Series A and B, Global Series A and B, Asset Allocation Series A and B, Social Awareness Series A and B, or Value Series A and B, to which they relate and held for the benefit of the stockholders owning shares of such series.

      (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such loss, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

      (d)   All  allocations  made hereunder by the Board of Directors  shall be
            conclusive   and  binding  upon  all   stockholders   and  upon  the
            corporation.

7. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

8. Dividends may be paid when, as and if declared by the Board of Directors out of funds legally available therefor. Shares of Equity Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Equity Series. Stockholders of the Equity Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Global Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Global Series. Stockholders of the Global Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Asset Allocation Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Asset Allocation Series.
      Stockholders of the Asset Allocation Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Social Awareness Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Social Awareness Series. Stockholders of the Social Awareness Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Value Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Value Series. Stockholders of the Value Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Whenever dividends are declared and paid with respect to the Equity Series A and B, the Global Series A and B, the Asset Allocation Series A and B, the Social Awareness Series A and B, or the Value Series A and B, the holders of shares of the other series shall have no rights in or to such dividends.

9. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

10. On the eighth anniversary of the purchase of shares of the Equity Series B, the Global Series B, the Asset Allocation Series B, the Social
      Awareness Series B, or the Value Series B, those shares (except those purchased through the reinvestment of dividends and other distributions) shall automatically convert to Equity Series A, Global Series A, Asset Allocation Series A, Social Awareness Series A, or Value Series A shares respectively, at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 12th day of March, 1997.

                                         JOHN D. CLELAND
                                         ---------------------------------------
                                         John D. Cleland, President

                                         AMY J. LEE
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

Be it remembered, that before me L. Charmaine Lucas, a Notary Public in and for the County and State aforesaid, came John D. Cleland, President, and Amy J. Lee, Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 12th day of March, 1997.

                                         L. CHARMAINE LUCAS
                                         ---------------------------------------
                                         Notary Public

My commission expires:  April 1, 1998

                          CERTIFICATE OF DESIGNATION OF
                       SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, John D. Cleland, President, and Amy J. Lee, Secretary, of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 25th day of July, 1997, adopted resolutions (i) establishing two new series of common stock in addition to those ten series of common stock currently being issued by the corporation, and (ii) allocating the corporation's authorized capital stock among the twelve series of common stock of the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

            WHEREAS, the Board of Directors has approved the establishment of two new series of common stock of Security Equity Fund in addition to the ten separate series of common stock presently issued by the fund designated as Equity Series A, Equity Series B, Global Series A, Global Series B, Asset Allocation Series A, Asset Allocation Series B, Social Awareness Series A, Social Awareness Series B, Value Series A and Value Series B;

            WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the twelve series of common stock of the corporation.

            NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish two new series of the Security Equity Fund designated as Small Company Series A and Small Company Series B.

            FURTHER RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $0.25 par value shares of capital stock of each series of the corporation, which consist of Equity Series A, Equity Series B, Global Series A, Global Series B, Asset Allocation Series A, Asset Allocation Series B, Social Awareness Series A, Social Awareness Series B, Value Series A, Value Series B, Small Company Series A and Small Company Series B.

            FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the series of Security Equity Fund shall be as follows.

1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2. At all meetings of stockholders, each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

3.    (a)   The  corporation  shall  redeem  any of its  shares for which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., as from time to time amended.

      (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

4. The corporation, pursuant to a resolution by the Board of Directors and without the vote or consent of stockholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the corporation in any stockholder account in which there has been no investment (other than the reinvestment of income dividend or capital gains distributions) for at least six months and in which there are fewer than 25 shares or such fewer shares as shall be specified in such resolution. Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interests of the corporation or necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have six months (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares, or such fewer shares as is specified in the resolution.

5. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

6.    (a)   Outstanding  shares  of  Equity  Series  A and B shall  represent  a stockholder  interest  in a  particular  fund of assets  held by the
            corporation   which  fund  shall  be  invested  and   reinvested  in
            accordance with policies and objectives  established by the Board of
            Directors  for these series.  Outstanding  shares of Global Series A and B shall represent a
      stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these series. Outstanding shares of Asset Allocation Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these series. Outstanding shares of Social Awareness Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these Series. Outstanding shares of Values Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these Series. Outstanding shares of Small Company Series A and B shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these Series

      (b) All cash and other property received by the corporation from the sale of shares of the Equity Series A and B, Global Series A and B, Asset Allocation Series A and B, Social Awareness Series A and B, Value Series A and B, and Small Company Series A and B, respectively, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange, liquidation or other disposition of any of the foregoing, shall be allocated to the Equity Series A and B, Global Series A and B, Asset Allocation Series A and B, Social Awareness Series A and B, Value Series A and B, or Small Company Series A and B, to which they relate and held for the benefit of the stockholders owning shares of such series.

      (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such loss, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

      (d)   All  allocations  made hereunder by the Board of Directors  shall be
            conclusive   and  binding  upon  all   stockholders   and  upon  the
            corporation.

7. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

8. Dividends may be paid when, as and if declared by the Board of Directors out of funds legally available therefor. Shares of Equity Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Equity Series. Stockholders of the Equity Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Global Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Global Series. Stockholders of the Global Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Asset Allocation Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Asset Allocation Series.
      Stockholders of the Asset Allocation Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Social Awareness Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Social Awareness Series. Stockholders of the Social Awareness Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Value Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Value Series. Stockholders of the Value Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Small Company Series A and B represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Small Company Series. Stockholders of the Small Company Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Whenever dividends are declared and paid with respect to the Equity Series A and B, the Global Series A and B, the Asset Allocation Series A and B, the Social Awareness Series A and B, the Value Series A and B, or the Small Company Series A and B, the holders of shares of the other series shall have no rights in or to such dividends.

9. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

10. On the eighth anniversary of the purchase of shares of the Equity Series B, the Global Series B, the Asset Allocation Series B, the Social Awareness Series B, the Value Series B, or the Small Company Series B, those shares (except those purchased through the reinvestment of dividends and other distributions) shall automatically convert to Equity Series A, Global Series A, Asset Allocation Series A, Social Awareness Series A, Value Series A or Small Company Series A shares respectively, at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 15th day of September, 1997.

                                              JOHN D. CLELAND
                                              --------------------------------
                                              John D. Cleland, President

                                              AMY J. LEE
                                              --------------------------------
                                              Amy J. Lee, Secretary

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

Be it remembered, that before me Jana R. Selley, a Notary Public in and for the County and State aforesaid, came John D. Cleland, President, and Amy J. Lee, Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 15th day of September, 1997.

                                              JANA R. SELLEY
                                              --------------------------------
                                              Notary Public

My commission expires:  June 14, 2000

                          CERTIFICATE OF DESIGNATION OF
                       SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

We, James R. Schmank, Vice President, and Amy J. Lee, Secretary, of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 6th day of November 1998, adopted resolutions establishing fifteen new series of common stock in addition to those twelve series of common stock currently being issued by the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

            WHEREAS, the Board of Directors has approved the establishment of fifteen new series of common stock of Security Equity Fund in addition to the twelve separate series of common stock presently issued by the fund designated as Equity Series A, Equity Series B, Global Series A, Global Series B, Asset Allocation Series A, Asset Allocation Series B, Social Awareness Series A, Social Awareness Series B, Value Series A, Value Series B, Small Company Series A and Small Company Series B;

            WHEREAS, the Board of Directors desires to authorize the issuance of
      an  indefinite   number  of  shares  of  capital  stock  of  each  of  the
      twenty-seven series of common stock of the corporation.

            NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish fifteen new series of the Security Equity Fund designated as Equity Series C, Global Series C, Asset Allocation Series C, Social Awareness Series C, Value Series C, Small Company Series C, Enhanced Index Series A, Enhanced Index Series B, Enhanced Index Series C, International Series A, International Series B, International Series C, Select 25 Series A, Select 25 Series B and Select 25 Series C.

            FURTHER RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $0.25 par value shares of capital stock of each series of the corporation, which consist of Equity Series A, Equity Series B, Equity Series C, Global Series A, Global Series B, Global Series C, Asset Allocation Series A, Asset Allocation Series B, Asset Allocation Series C, Social Awareness Series A, Social Awareness Series B, Social Awareness Series C, Value Series A, Value Series B, Value Series C, Small Company Series A, Small Company Series B, Small Company Series C, Enhanced Index Series A, Enhanced Index Series B, Enhanced Index Series C, International Series A, International Series B, International Series C, Select 25 Series A, Select 25 Series B and Select 25 Series C.

            FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the series of Security Equity Fund shall be as follows.

1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2. At all meetings of stockholders, each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and
      (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

3.    (a)   The  corporation  shall  redeem  any of its  shares for which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., as from time to time amended.

      (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

4. The corporation, pursuant to a resolution by the Board of Directors and without the vote or consent of stockholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the corporation in any stockholder account in which there has been no investment (other than the reinvestment of income dividend or capital gains distributions) for at least six months and in which there are fewer than 25 shares or such fewer shares as shall be specified in such resolution. Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interests of the corporation or necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have six months (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares, or such fewer shares as is specified in the resolution.

5. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

6.    (a)   Outstanding  shares of Equity  Series A, B and C shall  represent  a stockholder  interest  in a  particular  fund of assets  held by the
            corporation   which  fund  shall  be  invested  and   reinvested  in
            accordance with policies and objectives  established by the Board of
            Directors for these series. Outstanding shares of Global Series A, B and C shall represent a stockholder interest in a particular fund of assets  held by the  corporation  which fund shall be  invested  and reinvested in accordance with policies and objectives established by the Board of Directors for these series. Outstanding shares of Asset
            Allocation Series A, B and C shall represent a stockholder  interest in a particular  fund of assets held by the  corporation  which fund shall be invested and  reinvested  in  accordance  with policies and objectives  established  by the Board of Directors for these series.
            Outstanding  shares  of  Social  Awareness  Series  A, B and C shall represent a stockholder interest in a particular fund of assets held by the  corporation  which fund shall be invested and  reinvested in accordance with policies and objectives  established by the Board of
            Directors for these Series. Outstanding shares of Values Series A, B and C shall represent a stockholder interest in a particular fund of assets  held by the  corporation  which fund shall be  invested  and reinvested in accordance with policies and objectives established by the Board of Directors for these Series. Outstanding shares of Small
            Company Series A, B and C shall represent a stockholder  interest in a particular fund of assets held by the corporation which fund shall
            be  invested  and   reinvested  in  accordance   with  policies  and
            objectives  established  by the Board of Directors for these Series.
            Outstanding  shares  of  Enhanced  Index  Series  A,  B and C  shall represent a stockholder interest in a particular fund of assets held by the  corporation  which fund shall be invested and  reinvested in accordance with policies and objectives  established by the Board of
            Directors  for these  series.  Outstanding  shares of  International
            Series  A,  B  and C  shall  repsent  a  stockholder  interest  in a particular fund of assets held by the  corporation  which fund shall
            be  invested  and   reinvested  in  accordance   with  policies  and
            objectives  established  by the Board of Directors for these Series.
            Outstanding  shares of Select 25 Series A, B and C shall represent a stockholder  interest  in a  particular  fund of assets  held by the
            corporation   which  fund  shall  be  invested  and   reinvested  in
            accordance with policies and objectives established by the Board of Directors for these Series.

      (b) All cash and other property received by the corporation from the sale of shares of the Equity Series A, B and C, Global Series A, B and C, Asset Allocation Series A, B and C, Social Awareness Series A, B and C, Value Series A, B and C, Small Company Series A, B and C, Enhanced Index Series A, B and C, International Series A, B and C, and Select 25 Series A, B and C, respectively, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange, liquidation or other disposition of any of the foregoing, shall be allocated to the Equity Series A, B and C, Global Series A, B and C, Asset Allocation Series A, B and C, Social Awareness Series A, B and C, Value Series A, B and C, Small Company Series A, B and C, Enhanced Index Series A, B and C, International Series A, B and C or Select 25 Series A, B and C, to which they relate and held for the benefit of the stockholders owning shares of such series.

      (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such loss, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

      (d)   All  allocations  made hereunder by the Board of Directors  shall be
            conclusive   and  binding  upon  all   stockholders   and  upon  the
            corporation.

7. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

8. Dividends may be paid when, as and if declared by the Board of Directors out of funds legally available therefor. Shares of Equity Series A, B and C represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Equity Series. Stockholders of the Equity Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Global Series A, B and C represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Global Series. Stockholders of the Global Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Asset Allocation Series A, B and C represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Asset Allocation Series. Stockholders of the Asset Allocation Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Social Awareness Series A, B and C represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Social Awareness Series. Stockholders of the Social Awareness Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Value Series A, B and C represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1

      Plan or Shareholder Services Plan shall be borne exclusively by the affected Value Series. Stockholders of the Value Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Small Company Series A, B and C represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Small Company Series. Stockholders of the Small Company Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Enhanced Index Series A, B and C represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Enhanced Index Series. Stockholders of the Enhanced Index Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of International Series A, B and C represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected International Series. Stockholders of the International Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Shares of Select 25 Series A, B and C represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected Select 25 Series. Stockholders of the Select 25 Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Whenever dividends are declared and paid with respect to the Equity Series A, B and C, the Global Series A, B and C, the Asset Allocation Series A, B and C, the Social Awareness Series A, B and C, the Value Series A, B and C, the Small Company Series A, B and C, the Enhanced Index Series A, B and C, the International Series A, B and C, or the Select 25 Series A, B and C, the holders of shares of the other series shall have no rights in or to such dividends.

9. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

10. On the eighth anniversary of the purchase of shares of the Equity Series B, the Global Series B, the Asset Allocation Series B, the Social Awareness Series B, the Value Series B, the Small Company Series B, the Enhanced Index Series B, the International Series B or the Select 25 Series B, those shares (except those purchased through the reinvestment of dividends and other distributions) shall automatically convert to Equity Series A, Global Series A, Asset Allocation Series A, Social Awareness Series A, Value Series A, Small Company Series A, Enhanced Index Series A, International Series A or Select 25 Series A shares respectively, at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 27th day of January, 1999.

                                                JAMES R. SCHMANK
                                                --------------------------------
                                                James R. Schmank, Vice President

                                                AMY J. LEE
                                                --------------------------------
                                                Amy J. Lee, Secretary
STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

Be it remembered, that before me Jana R. Selley, a Notary Public in and for the County and State aforesaid, came James R. Schmank, Vice President, and Amy J. Lee, Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 27th day of January, 1999.

                                                JANA R. SELLEY
                                                --------------------------------
                                                Notary Public

My commission expires:  June 14, 2000

                       AMENDED CERTIFICATE OF DESIGNATION
                                CHANGING NAME OF
                                 SERIES OF STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, James R. Schmank, Vice President, and Amy J. Lee, Secretary, of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 7th day of May, 1999, adopted resolutions changing the name of Asset Allocation Series A, Asset Allocation Series B and Asset Allocation Series C, existing series of common stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

      WHEREAS, the Board of Directors has approved the change in name of an existing series of common stock, from Asset Allocation Series A, B and C to Total Return Series A, B and C to more accurately reflect the investment objectives of the series;

      WHEREAS, there are no changes in the voting powers, designations, preferences and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions of the series requiring stockholder approval;

      NOW, THEREFORE, BE IT RESOLVED, that, the name of Asset Allocation Series A, Asset Allocation Series B and Asset Allocation Series C of Security Equity Fund is hereby changed to Total Return Series A, Total Return Series B and Total Return Series C, respectively;

      FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 7th day of May, 1999.

                                         JAMES R. SCHMANK
                                         ---------------------------------------
                                         James R. Schmank, Vice President

                                         AMY J. LEE
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

Be it remembered, that before me Annette E. Cripps, a Notary Public in and for the County and State aforesaid, came James R. Schmank, Vice President, and Amy
J. Lee, Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 7th day of May, 1999.

                                         ANNETTE E. CRIPPS
                                         ---------------------------------------
                                         Notary Public

My commission expires: 7/8/2001

                          CERTIFICATE OF DESIGNATION OF
                       SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, James R. Schmank, President, and Amy J. Lee, Secretary, of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 4th day of February 2000, adopted resolutions establishing six new series of common stock in addition to those twenty-seven series of common stock currently being issued by the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

      WHEREAS, the Board of Directors has approved the establishment of six new series of common stock of Security Equity Fund in addition to the twenty-seven separate series of common stock presently issued by the fund designated as Equity Series A, Equity Series B, Equity Series C, Global Series A, Global Series B, Global Series C, Total Return Series A, Total Return Series B, Total Return Series C, Social Awareness Series A, Social Awareness Series B, Social Awareness Series C, Value Series A, Value Series B, Value Series C, Small Company Series A, Small Company Series B, Small Company Series C, Enhanced Index Series A, Enhanced Index Series B, Enhanced Index Series C, International Series A, International Series B, International Series C, Select 25 Series A, Select 25 Series B, Select 25 Series C;

      WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each the thirty-three series of common stock of Security Equity Fund;

      NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish six new series of the Security Equity Fund designated as Large Cap Growth Series A, Large Cap Growth Series B, Large Cap Growth Series C, Technology Series A, Technology Series B, and Technology Series C.

      FURTHER RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $0.25 par value shares of capital stock of each series of the corporation, which consist of Equity Series A, Equity Series B, Equity Series C, Global Series A, Global Series B, Global Series C, Total Return Series A, Total Return
      Series B, Total Return Series C, Social Awareness Series A, Social Awareness Series B, Social Awareness Series C, Value Series A, Value Series B, Value Series C, Small Company Series A, Small Company Series B, Small Company Series C, Enhanced Index Series A, Enhanced Index Series B, Enhanced Index Series C, International Series A, International Series B, International Series C, Select 25 Series A, Select 25 Series B, Select 25 Series C, Large Cap Growth Series A, Large Cap Growth Series B,

      Large Cap Growth Series C, Technology Series A, Technology Series B, and Technology Series C.

      FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the series of Security Equity Fund shall be as set forth in the minutes of the November 6, 1998 meeting of this Board of Directors, which preferences, rights, privileges and restrictions are hereby reaffirmed into the minutes of this meeting.

      FURTHER RESOLVED, that, the appropriate officers of the Corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 1st day of May, 2000.

                                         JAMES R. SCHMANK
                                         ---------------------------------------
                                         James R. Schmank, President

                                         AMY J. LEE
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.

COUNTY OF SHAWNEE )

Be it remembered, that before me Marcia J. Johnson, a Notary Public in and for the County and State aforesaid, came James R. Schmank, President, and Amy J. Lee, Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 1st day of May, 2000.

                                         MARCIA J. JOHNSON
                                         ---------------------------------------
                                         Notary Public

My commission expires:  March 23, 2001

                       AMENDED CERTIFICATE OF DESIGNATION
                                CHANGING NAME OF
                                 SERIES OF STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, James R. Schmank, Vice President, and Amy J. Lee, Secretary, of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 4th day of February, 2000, adopted resolutions changing the name of Small Company Series A, Small Company Series B, Small Company Series C, Value Series A, Value Series B, and Value Series C, existing series of common stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

      WHEREAS, the Board of Directors of Security Equity Fund desires to change the name of its existing series of common stock, from Small Company Series A, B and C to Small Cap Growth Series A, B and C and Value Series A, B and C to Mid Cap Value Series A, B and C to more accurately reflect the investment objective of the series;

      WHEREAS, there are no changes in the voting powers, designations, preferences and relative, participating, optional or other rights, if any, or the qualifications, limitations or restrictions of the series requiring stockholder approval;

      NOW, THEREFORE, BE IT RESOLVED, that, the name of Small Company Series A, Small Company Series B and Small Company Series C of Security Equity Fund is hereby changed to Small Cap Growth Series A, Small Cap Growth Series B and Small Cap Growth Series C, respectively and Value Series A, Value Series B and Value Series C is hereby changed to Mid Cap Value Series A, Mid Cap Value Series B and Mid Cap Value Series C, respectively;

      FURTHER RESOLVED, that the appropriate officers of Security Equity Fund be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective, including filing an amended certificate of designation with the Kansas Secretary of State's Office.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 1st day of May, 2000.

                                         JAMES R. SCHMANK
                                         ---------------------------------------
                                         James R. Schmank, Vice President

                                         AMY J. LEE
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

Be it remembered, that before me Marcia J. Johnson, a Notary Public in and for the County and State aforesaid, came James R. Schmank, Vice President, and Amy
J. Lee, Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 1st day of May, 2000.

                                         MARCIA J. JOHNSON
                                         ---------------------------------------
                                         Notary Public

My commission expires:  March 23, 2001

                          CERTIFICATE OF DESIGNATION OF
                       SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, James R. Schmank, President, and Amy J. Lee, Secretary, of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 21st day of July, 2000, adopted resolutions establishing eleven new series of common stock in addition to those series of common stock currently being issued by the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

      WHEREAS, the Board of Directors has approved the establishment of eleven new series of common stock of Security Equity Fund in addition to the separate series of common stock presently issued by the corporation;

      WHEREAS, Security Equity Fund presently issues its shares in the following
      Series: Equity Series A, B, C and S ("Equity Fund"), Global Series A, B, C and S ("Global Fund"), Total Return Series A, B, C and S ("Total Return Fund"), Social Awareness Series A, B, C and S ("Social Awareness Fund"), Mid Cap Value Series A, B, C and S ("Mid Cap Value Fund"), Small Cap Growth Series A, B, C and S ("Small Cap Growth Fund"), Enhanced Index Series A, B, C and S ("Enhanced Index Fund"), International Series A, B, C and S ("International Fund"), Select 25 Series A, B, C and S ("Select 25 Fund"), Large Cap Growth Series A, B, C and S ("Large Cap Growth Fund"), and Technology Series A, B, C and S ("Technology Fund") (each referred to herein as a "Fund" and collectively the "Funds"); and

      WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the new series of common stock of the corporation.

      NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish eleven new series of the Security Equity Fund designated as Equity Series S, Global Series S, Total Return Series S, Social Awareness Series S, Mid Cap Value Series S, Small Cap Growth Series S, Enhanced Index Series S, International Series S, Select 25 Series S, Large Cap Growth Series S, and Technology Series S.

      FURTHER RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $0.25 par value shares of capital stock of each new series of the corporation.

      FURTHER   RESOLVED,   that,  the  preferences,   rights,   privileges  and
      restrictions of the shares of each of the series of Security Equity Fund shall be as follows:

1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2. At all meetings of stockholders, each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and
      (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

3.    (a)   The  corporation  shall  redeem  any of its  shares for which it has received payment in full that may be presented to the corporation on any date after the issue date of any such shares at the net asset value thereof, such redemption and the valuation and payment in connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder and with the NASD Conduct Rules, as from time to time amended.

      (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

4. The corporation, pursuant to a resolution by the Board of Directors and without the vote or consent of stockholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the corporation in any stockholder account in which there has been no investment (other than the reinvestment of income dividend or capital gains distributions) for at least six months and in which there are fewer than 25 shares or such fewer shares as shall be specified in such resolution. Such resolution shall set forth that redemption of shares in such accounts has been determined to be in the economic best interests of the corporation or necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have six months (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares, or such fewer shares as is specified in the resolution.

5. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

6.    (a)   Outstanding  shares  of each  Fund  shall  represent  a  stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for that series.

      (b) All cash and other property received by the corporation from the sale of shares of a Fund, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange, liquidation or other disposition of any of the foregoing, shall be allocated to the Fund, to which they relate and held for the benefit of the stockholders owning shares of such Fund.

      (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such loss, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

      (d)   All  allocations  made hereunder by the Board of Directors  shall be
            conclusive   and  binding  upon  all   stockholders   and  upon  the
            corporation.

7. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

8. Dividends may be paid when, as and if declared by the Board of Directors out of funds legally available therefor. Shares of a Fund represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for each series of that Fund in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected series. Stockholders of each Fund shall share in dividends declared and paid with respect to such Fund pro rata based on their ownership of shares of such Fund.

9. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

10. On the eighth anniversary of the purchase of shares of the Equity Series B, the Global Series B, the Total Return Series B, the Social Awareness Series B, the Mid Cap Value Series B, the Small Cap Growth Series B, the Enhanced Index Series B, the International Series B, the Select 25 Series B, the Large Cap Growth Series B and the Technology Series B, those shares (except those purchased through the reinvestment of dividends and other distributions) shall automatically convert to Equity Series A, Global Series A, Total Return Series A, Social Awareness Series A, Mid Cap Value Series A, Small Cap Growth Series A, Enhanced Index Series A, International Series A, Select 25 Series A, Large Cap Growth Series A or Technology Series A shares, respectively, at the relative net asset values of each of the series without the imposition of any sales load, fee or other charge. All shares in a stockholder's account that were purchased through the reinvestment of dividends and other distributions paid with respect to Series B shares will be considered to be held in a separate sub-account. Each time Series B shares are converted to Series A shares, a pro rata portion of the Series B shares held in the sub-account will also convert to Series A shares.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 14th day of August, 2000.

                                         JAMES R. SCHMANK
                                         ---------------------------------------
                                         James R. Schmank, President

                                         AMY J. LEE
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

Be it remembered, that before me Marcia J. Johnson, a Notary Public in and for the County and State aforesaid, came James R. Schmank, President, and Amy J. Lee, Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 14th day of August, 2000.

                                         MARCIA J. JOHNSON
                                         ---------------------------------------
                                         Notary Public

My commission expires:  March 23, 2001

                CORPORATION CHANGE OF REGISTERED OFFICE OR AGENT

1.    Name of corporation: Security Equity Fund

2.    State of organization: Kansas

3. The registered office in the state of Kansas is changed to: One Security Benefit Place, Topeka, Kansas 66636.

4.    The resident agent in Kansas is changed to: Security Benefit Group, Inc.

I declare under penalty of perjury under the laws of the state of Kansas that the foregoing is true and correct. Executed on the 22nd day of April, 2002.

                      JAMES R. SCHMANK
                      ------------------------------------------------------
                      James R. Schmank, President

             Attest:  AMY J. LEE
                      ------------------------------------------------------
                      Amy J. Lee, Secretary

                       AMENDED CERTIFICATE OF DESIGNATION
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, James R. Schmank, President, and Amy J. Lee, Secretary of Security Equity Fund (the "Fund"), a corporation organized and existing under the laws of the State of Kansas, and whose registered office is One Security Benefit Place, Topeka, Shawnee County, Kansas, file this Amended Certificate of Designation in accordance with Section 17-6401 of the Kansas Statutes Annotated, as amended, and do hereby declare the following:

      WHEREAS, the Board of Directors of Security Equity Fund approved the liquidation and dissolution of the Total Return Series of the Fund pursuant to the Plan of Reorganization for the Series; and

      WHEREAS, the Plan of Reorganization was approved by the vote of the holders of a majority of outstanding voting securities of Total Return Series of Security Equity Fund at the Fund's special meeting of stockholders held on August 26, 2002; and

      WHEREAS, the assets of the Total Return Series of the Security Equity Fund were liquidated on August 27, 2002; and

      WHEREAS, a pro rata share of the Equity Series of Security Equity Fund was issued to each shareholder of record of the Series as of the date of liquidation;

      NOW, THEREFORE, BE IT RESOLVED, that, there are no shares outstanding of Total Return Series and no shares of the Series will be issued.

      FURTHER RESOLVED, that the officers of the Fund are hereby authorized to file an Amended Certificate of Designation pursuant to K.S.A. 17-6401 in order to eliminate Total Return Series from Security Equity Fund's Articles of Incorporation.

IN WITNESS WHEREOF, we have hereunto set our hands this 29th day of August, 2002.

                                         JAMES R. SCHMANK
                                         ---------------------------------------
                                         James R. Schmank, President

                                         AMY J. LEE
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

      Be it remembered, that before me, Glenda D. Van Syoc, a Notary Public in and for the County and State aforesaid, came JAMES R. SCHMANK, President, and AMY J. LEE, Secretary, of the Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 29th day of August, 2002.

                                                GLENDA D. VAN SYOC
                                   ------------------------------------------
                                                  Notary Public

My commission expires: 1-11-04

                                     FORM OF
                          CERTIFICATE OF DESIGNATION OF
                       SERIES AND CLASSES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, James R. Schmank, President, and Amy J. Lee, Secretary, of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is One Security Benefit Place, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 8th day of November 2002, adopted resolutions establishing three new series of common stock in addition to those series of common stock currently being issued by the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

            WHEREAS, the Board of Directors has approved the establishment of three new series of common stock of Security Equity Fund in addition to the separate series of common stock presently issued by the corporation; and

            WHEREAS, Security Equity Fund presently issues its shares in the following Series: Equity Series A, Equity Series B, Equity Series C, Global Series A, Global Series B, Global Series C, Social Awareness Series A, Social Awareness Series B, Social Awareness Series C, Mid Cap Value Series A, Mid Cap Value Series B, Mid Cap Value Series C, Small Cap Growth Series A, Small Cap Growth Series B, Small Cap Growth Series C, Enhanced Index Series A, Enhanced Index Series B, Enhanced Index Series C,
      International Series A, International Series B, International Series C, Select 25 Series A, Select 25 Series B, Select 25 Series C, Large Cap
      Growth Series A, Large Cap Growth Series B, Large Cap Growth Series C, Technology Series A, Technology Series B, and Technology Series C; and

            WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the new series of common stock of the corporation.

            NOW,  THEREFORE,  BE IT  RESOLVED,  that,  the  officers of Security
      Equity Fund are hereby directed and authorized to establish three new series of the Security Equity Fund designated as Alpha Opportunity Series A, Alpha Opportunity Series B, and Alpha Opportunity Series C.

            FURTHER RESOLVED, that, the officers of Security Equity Fund are hereby directed and authorized to issue an indefinite number of $0.25 par value shares of capital stock of Alpha Opportunity Series A, Alpha Opportunity Series B, and Alpha Opportunity Series C.

            FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each series of Security Equity Fund shall be as set forth in the minutes of the November 6, 1998 meeting of this Board of Directors, which preferences, rights, privileges and restrictions are hereby reaffirmed into the minutes of this meeting.

            FURTHER RESOLVED, that the officers of Security Equity Fund are hereby authorized and directed to take such action as may be necessary under the laws of the State of Kansas or otherwise as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 22nd day of January, 2003.

                                         JAMES R. SCHMANK
                                         ---------------------------------------
                                         James R. Schmank, President

                                         AMY J. LEE
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

Be it remembered, that before me, a Notary Public in and for the County and State aforesaid, came James R. Schmank, President, and Amy J. Lee, Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 22nd day of January, 2003.

                                         ANNETTE E. CRIPPS
                                         ---------------------------------------
                                         Notary Public

My commission expires:
7-8-05

                       AMENDED CERTIFICATE OF DESIGNATION
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, Michael G. Odlum, President, and Amy J. Lee, Secretary of Security Equity Fund (the "Fund"), a corporation organized and existing under the laws of the State of Kansas, and whose registered office is One Security Benefit Place, Topeka, Shawnee County, Kansas, file this Amended Certificate of Designation in accordance with Section 17-6401 of the Kansas Statutes Annotated, as amended, and do hereby declare the following:

      WHEREAS, the Board of Directors of Security Equity Fund approved the liquidation and dissolution of the Enhanced Index Series, Large Cap Growth Series and Social Awareness Series of the Fund pursuant to the Plan of Reorganization for each of the respective Series; and

      WHEREAS, the Plan of Reorganization was approved by the vote of the holders of a majority of outstanding voting securities of Enhanced Index Series, Large Cap Growth Series and Social Awareness Series of Security Equity Fund at the Fund's special meeting of stockholders held on June 1, 2006; and

      WHEREAS, the assets of the Enhanced Index Series, Large Cap Growth Series and Social Awareness Series of the Security Equity Fund were liquidated on June 16, 2006; and

      WHEREAS, a pro rata share of the Select 25 Series of Security Equity Fund was issued to each shareholder of record of Enhanced Index Series, Large Cap Growth Series and Social Awareness Series as of the date of liquidation;

      NOW, THEREFORE, BE IT RESOLVED, that, there are no shares outstanding of Enhanced Index Series, Large Cap Growth Series and Social Awareness Series and no shares of any of the Series will be issued.

      FURTHER RESOLVED, that the officers of the Fund are hereby authorized to file an Amended Certificate of Designation pursuant to K.S.A. 17-6401 in order to eliminate Enhanced Index Series, Large Cap Growth Series and Social Awareness Series from Security Equity Fund's Articles of Incorporation.

IN WITNESS WHEREOF, we have hereunto set our hands this 10th day of July, 2006.

                                         MICHAEL G. ODLUM
                                         ---------------------------------------
                                         Michael G. Odlum, President

                                         AMY J. LEE
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

      Be it remembered, that before me, Shelley R. Gower, a Notary Public in and for the County and State aforesaid, came MICHAEL G. ODLUM, President, and AMY J. LEE, Secretary, of the Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 10th day of July, 2006.

                                                    SHELLEY R. GOWER
                                           --------------------------------
                                                     Notary Public

My commission expires:  4-7-10

                       AMENDED CERTIFICATE OF DESIGNATION
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, Michael G. Odlum, President, and Amy J. Lee, Secretary of Security Equity Fund (the "Fund"), a corporation organized and existing under the laws of the State of Kansas, and whose registered office is One Security Benefit Place, Topeka, Shawnee County, Kansas, file this Amended Certificate of Designation in accordance with Section 17-6401 of the Kansas Statutes Annotated, as amended, and do hereby declare the following:

      WHEREAS, the Board of Directors of Security Equity Fund approved the liquidation and dissolution of the International Series and Technology Series of the Fund pursuant to the Plan of Reorganization for each of the respective Series; and

      WHEREAS, the Plan of Reorganization was approved by the vote of the holders of a majority of outstanding voting securities of International Series and Technology Series of Security Equity Fund at the Fund's special meeting of stockholders held on September 30, 2003; and

      WHEREAS, the assets of the International Series and Technology Series of the Security Equity Fund were liquidated on October 3, 2003; and

      WHEREAS, a pro rata share of the Global Series of Security Equity Fund was issued to each shareholder of record of International Series as of the date of liquidation; and

      WHEREAS, a pro rata share of the Mid Cap Growth Series of Security Equity Fund was issued to each shareholder of record of Technology Series as of the date of liquidation;

      NOW, THEREFORE, BE IT RESOLVED, that, there are no shares outstanding of International Series and Technology Series and no shares of any of the Series will be issued.

      FURTHER RESOLVED, that the officers of the Fund are hereby authorized to file an Amended Certificate of Designation pursuant to K.S.A. 17-6401 in order to eliminate International Series and Technology Series from Security Equity Fund's Articles of Incorporation.

IN WITNESS WHEREOF, we have hereunto set our hands this 11th day of July, 2006.

                                         MICHAEL G. ODLUM
                                         ---------------------------------------
                                         Michael G. Odlum, President

                                         AMY J. LEE
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

      Be it remembered, that before me, Shelley R. Gower, a Notary Public in and for the County and State aforesaid, came MICHAEL G. ODLUM, President, and AMY J. LEE, Secretary, of the Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 11th day of July 2006.

                                                      SHELLEY R. GOWER
                                                -----------------------------
                                                        Notary Public

My commission expires:  4-7-10

                          CERTIFICATE OF DESIGNATION OF
                             SERIES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, Cindy Shields, Vice President, and Amy J. Lee, Secretary, of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is One Security Benefit Place, Topeka, Shawnee County, Kansas, do hereby file this Certificate of Designation of Series and Classes of Common Stock in accordance with Section 17-6401 and K.S.A. 17-6602 of the Kansas Statutes Annotated, as amended, and do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 9th day of May 2008, adopted resolutions establishing five new series of common stock in addition to those series of common stock currently being issued by the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

            WHEREAS, Security Equity Fund presently issues its shares in the following Series: Equity Series A, Equity Series B, Equity Series C, Global Series A, Global Series B, Global Series C, Mid Cap Value Series A, Mid Cap Value Series B, Mid Cap Value Series C, Small Cap Growth Series A, Small Cap Growth Series B, Small Cap Growth Series C, Select 25 Series A, Select 25 Series B, Select 25 Series C, Alpha Opportunity Series A, Alpha Opportunity Series B, and Alpha Opportunity Series C; and

            WHEREAS, the Board of Directors has approved the establishment of five new series of common stock of Security Equity Fund in addition to the separate series of common stock presently issued by the corporation designated as: Global Institutional Series, Mid Cap Value Institutional Series, Small Cap Value Series A, Small Cap Value Series C, and Small Cap Value Institutional Series; and

            WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the new series of common stock of the corporation; and

            WHEREAS, the Institutional Series (defined below) are subject to a minimum account balance for holding shares in the Institutional Series; and

            WHEREAS, the Board of Directors believes it would be in the best interest of the Institutional Series' shareholders for the Board of Directors to have the right to redeem shares if the value of an account falls below a minimum net asset value as determined by the Board of Directors of the fund based upon the particular conditions of the fund.

            NOW, THEREFORE, BE IT RESOLVED, that, the officers of Security Equity Fund are hereby directed and authorized to establish five new series of the Security

      Equity Fund designated as Global Institutional Series, Mid Cap Value Institutional Series, Small Cap Value Series A, Small Cap Value Series C, and Small Cap Value Institutional Series.

            FURTHER RESOLVED, that, the officers of Security Equity Fund are hereby directed and authorized to issue an indefinite number of $0.25 par value shares of capital stock of Global Institutional Series, Mid Cap Value Institutional Series, Small Cap Value Series A, Small Cap Value Series C, and Small Cap Value Institutional Series.

            FURTHER RESOLVED, that , the preferences, rights, privileges and restrictions of the shares of each of the five new series of Security Equity Fund shall be as follows:

1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2. At all meetings of the stockholders, each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

3.    (a)   The  corporation  shall  redeem  any of its  shares for which it has received  payment in full that may be presented to the  corporation,
            such   redemption  and  the  valuation  and  payment  in  connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder, as from time to time amended.

      (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

4.    (a)   The corporation,  pursuant to a resolution by the Board of Directors and without the vote or consent of stockholders of the  corporation, shall  have
            the right to redeem at net asset  value all shares of capital  stock of the  corporation  in any  stockholder  account in which there has been no investment  (other than the  reinvestment of income dividend or capital  gains  distributions)  for at least six months and which there  are  fewer  than 25  shares  or such few  shares  as shall be specified in such  resolution.  Such resolution shall set forth that redemption of shares in such  accounts has been  determined to be in the  economic  best  interests  of the  corporation  or necessary to
            reduce   disproportionately   burdensome   expenses   in   servicing
            stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have six months (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares, or such fewer shares as is specified in the resolution.

      (b) The Global Institutional Series, Mid Cap Value Institutional Series, and Small Cap Value Institutional Series (collectively the "Institutional Series"), pursuant to a resolution by the Board of Directors, and without the vote or consent of shareholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the Institutional Series in any shareholder account in which the value of the account falls below a minimum net asset value as determined by the Board of Directors of the fund based upon the particular conditions of the fund. Such resolution shall provide that prior notice of at least 60 days shall be given to a shareholder before such redemption of shares and that the shareholder will have 60 days (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to such amount as is specified in the resolution.

5. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

6.    (a)   Outstanding shares of Global  Institutional Series shall represent a stockholder  interest  in a  particular  fund of assets  held by the
            corporation   which  fund  shall  be  invested  and   reinvested  in
            accordance with policies and objectives  established by the Board of
            Directors  for the  series.  Outstanding  shares  of Mid  Cap  Value
            Institutional  Series shall  represent a  stockholder  interest in a particular fund of assets held by the  corporation  which fund shall
            be  invested  and   reinvested  in  accordance   with  policies  and
            objectives  established  by the Board of  Directors  for the series.
            Outstanding  shares  of Small  Cap  Value  Series  A,  Series C, and
            Institutional Series (collectively the "Small Cap Value Series") shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these series.

      (b) All cash and other property received by the corporation from the sale of shares of the Global Institutional Series, the Mid Cap Value Institutional Series, and the Small Cap Value Series, respectively, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange liquidation or other disposition of any of the foregoing, shall be allocated to the Global Institutional Series, the Mid Cap Value Institutional Series, and the Small Cap Value Series, to which they relate and held for the benefit of the stockholders owning shares of such series.

      (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such losses, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

      (d)   All  allocations  made hereunder by the Board of Directors  shall be
            conclusive   and  binding  upon  all   stockholders   and  upon  the
            corporation.

7. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

8.    (a)   Dividends  may be paid  when,  as and if  declared  by the  Board of
            Directors out of funds legally available therefor.

      (b) Shares of Global Institutional Series represent a stockholder interest in a particular fund of assts held by the corporation and, accordingly, dividends shall be calculated and declared for this series in the same manner, at the same time, on the same day, and will be paid at the same dividend rate except that expenses attributable to a particular series and payments made pursuant to a 12b-1Plan or Shareholder Services Plan shall be borne exclusively by the affected series. Stockholders of the Global Institutional Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series.

      (c) Shares of Mid Cap Value Institutional Series represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for this series in the same manner, at the same time, on the same day and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected series. Stockholders of the Mid Cap Value Institutional Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series.

      (d) Shares of Small Cap Value Series represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected series. Stockholders of the Small Cap Value Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series.

      (e) Whenever dividends are declared and paid with respect to the Global Institutional Series, the Mid Cap Value Institutional Series, or the Small Cap Value Series, the holders of shares of the other series have no rights in or to such dividends.

9. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share of ownership of such series.

      FURTHER RESOLVED, that the officers of Security Equity Fund are hereby authorized and directed to take such action as may be necessary under the laws of the State of Kansas or otherwise as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 8th day of July, 2008.

                                         CINDY SHIELDS
                                         ---------------------------------------
                                         Cindy Shields, Vice President

                                         AMY J. LEE
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

Be it remembered, that before me, a Notary Public in and for the County and State aforesaid, came Cindy Shields, Vice President, and Amy J. Lee, Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 8th day of July, 2008.

                                         SHELLEY GOWER
                                         ---------------------------------------
                                         Notary Public

My commission expires:
    4-7-2010

                          CERTIFICATE OF DESIGNATION OF
                             SERIES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, Cindy Shields, Vice President, and Amy J. Lee, Secretary, of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is One Security Benefit Place, Topeka, Shawnee County, Kansas, do hereby file this Certificate of Designation of Series and Classes of Common Stock in accordance with Section 17-6401 and K.S.A. 17-6602 of the Kansas Statutes Annotated, as amended, and do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 9th day of May 2008, adopted resolutions establishing three new series of common stock in addition to those series of common stock currently being issued by the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

            WHEREAS, Security Equity Fund presently issues its shares in the following Series: Equity Series A, Equity Series B, Equity Series C, Global Series A, Global Series B, Global Series C, Mid Cap Value Series A, Mid Cap Value Series B, Mid Cap Value Series C, Small Cap Growth Series A, Small Cap Growth Series B, Small Cap Growth Series C, Select 25 Series A, Select 25 Series B, Select 25 Series C, Alpha Opportunity Series A, Alpha Opportunity Series B, and Alpha Opportunity Series C Global Institutional Series, Mid Cap Value Institutional Series, Small Cap Value Series A, Small Cap Value Series C, and Small Cap Value Institutional Series; and

            WHEREAS, the Board of Directors has approved the establishment of three new series of common stock of Security Equity Fund in addition to the separate series of common stock presently issued by the corporation designated as: All Cap Value Series A, All Cap Value Series C and All Cap Value Institutional Series; and

            WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the new series of common stock of the corporation; and

            WHEREAS, the Institutional Series (defined below) are subject to a minimum account balance for holding shares in the Institutional Series; and

            WHEREAS, the Board of Directors believes it would be in the best interest of the Institutional Series' shareholders for the Board of Directors to have the right to redeem shares if the value of an account falls below a minimum net asset value as determined by the Board of Directors of the fund based upon the particular conditions of the fund.

            NOW,  THEREFORE,  BE IT  RESOLVED,  that,  the  officers of Security
      Equity Fund are hereby directed and authorized to establish three new series of the Security Equity Fund designated as All Cap Value Series A, All Cap Value Series C and All Cap Value Institutional Series.

            FURTHER RESOLVED, that, the officers of Security Equity Fund are hereby directed and authorized to issue an indefinite number of $0.25 par value shares of capital stock of All Cap Value Series A, All Cap Value Series C and All Cap Value Institutional Series.

            FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the three new series of Security Equity Fund shall be as follows:

1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2. At all meetings of the stockholders, each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

3.    (a)   The  corporation  shall  redeem  any of its  shares for which it has received  payment in full that may be presented to the  corporation,
            such   redemption  and  the  valuation  and  payment  in  connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder, as from time to time amended.

      (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

4.    (a)   The corporation,  pursuant to a resolution by the Board of Directors and without the vote or consent of stockholders of the  corporation, shall  have the right to redeem  at net  asset  value all  shares of capital stock of the corporation in any stockholder account in which there has been no investment  (other than the reinvestment of income dividend or capital gains distributions) for at least six months and which  there are fewer than 25 shares or such fewer  shares as shall be specified in such  resolution.  Such  resolution  shall set forth that redemption of shares in such accounts has been determined to be in the economic best  interests of the  corporation  or necessary to
            reduce   disproportionately   burdensome   expenses   in   servicing
            stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have six months (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares, or such fewer shares as is specified in the resolution.

      (b) The All Cap Value Institutional Series (the "Institutional Series"), pursuant to a resolution by the Board of Directors, and without the vote or consent of shareholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the Institutional Series in any shareholder account in which the value of the account falls below a minimum net asset value as determined by the Board of Directors of the fund based upon the particular conditions of the fund. Such resolution shall provide that prior notice of at least 60 days shall be given to a shareholder before such redemption of shares and that the shareholder will have 60 days (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to such amount as is specified in the resolution.

         5. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

6.    (a)   Outstanding  shares  of All  Cap  Value  Series  A,  Series  C,  and
            Institutional Series (collectively the "All Cap Value Series") shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these series.

      (b) All cash and other property received by the corporation from the sale of shares of the All Cap Value Series, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange liquidation or other disposition of any of the foregoing, shall be allocated to the All Cap Value Series and held for the benefit of the stockholders owning shares of such series.

      (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such losses, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

      (d)   All  allocations  made hereunder by the Board of Directors  shall be
            conclusive   and  binding  upon  all   stockholders   and  upon  the
            corporation.

7. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

8.    (a)   Dividends  may be paid  when,  as and if  declared  by the  Board of
            Directors out of funds legally available therefor.

      (b) Shares of All Cap Value Series represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected series. Stockholders of the All Cap Value Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series.

      (c) Whenever dividends are declared and paid with respect to the All Cap Value Series, the holders of shares of the other series have no rights in or to such dividends.

9. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share of ownership of such series.

      FURTHER RESOLVED, that the officers of Security Equity Fund are hereby authorized and directed to take such action as may be necessary under the laws of the State of Kansas or otherwise as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 10th day of September, 2008.

                                         CINDY SHIELDS
                                         ---------------------------------------
                                         Cindy Shields, Vice President

                                         AMY J. LEE
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

Be it remembered, that before me, a Notary Public in and for the County and State aforesaid, came Cindy Shields, Vice President, and Amy J. Lee, Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 10th day of September, 2008.

                                         SHELLEY GOWER
                                         ---------------------------------------
                                         Shelley Gower, Notary Public

My commission expires:
       4-7-10

                          CERTIFICATE OF DESIGNATION OF
                             SERIES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, Cindy Shields, Vice President, and Amy J. Lee, Secretary, of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is One Security Benefit Place, Topeka, Shawnee County, Kansas, do hereby file this Certificate of Designation of Series and Classes of Common Stock in accordance with Section 17-6401 and K.S.A. 17-6602 of the Kansas Statutes Annotated, as amended, and do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 15th day of August 2008, adopted resolutions establishing a new series of common stock in addition to those series of common stock currently being issued by the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

            WHEREAS, Security Equity Fund presently issues its shares in the following Series: Equity Series A, Equity Series B, Equity Series C, Global Series A, Global Series B, Global Series C, Mid Cap Value Series A, Mid Cap Value Series B, Mid Cap Value Series C, Small Cap Growth Series A, Small Cap Growth Series B, Small Cap Growth Series C, Select 25 Series A, Select 25 Series B, Select 25 Series C, Alpha Opportunity Series A, Alpha Opportunity Series B, Alpha Opportunity Series C Global Institutional Series, Mid Cap Value Institutional Series, Small Cap Value Series A, Small Cap Value Series C, Small Cap Value Institutional Series All Cap Value Series A, All Cap Value Series C, and All Cap Value Institutional Series; and

            WHEREAS, the Board of Directors has approved the establishment of a new series of common stock of Security Equity Fund in addition to the separate series of common stock presently issued by the corporation designated as: Alpha Opportunity Institutional Series; and

            WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of the new series of common stock of the corporation; and

            WHEREAS, the Alpha Opportunity Institutional Series is subject to a minimum account balance for holding shares in the Alpha Opportunity Institutional Series; and

            WHEREAS, the Board of Directors believes it would be in the best interest of the Alpha Opportunity Institutional Series' shareholders for the Board of Directors to have the right to redeem shares if the value of an account falls below a minimum net asset value as determined by the Board of Directors of the fund based upon the particular conditions of the fund.

            NOW, THEREFORE, BE IT RESOLVED, that, the officers of Security Equity Fund are hereby directed and authorized to establish a new series of the Security Equity Fund designated as Alpha Opportunity Institutional Series.

            FURTHER RESOLVED, that, the officers of Security Equity Fund are hereby directed and authorized to issue an indefinite number of $0.25 par value shares of capital stock of Alpha Opportunity Institutional Series.

            FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of Alpha Opportunity Institutional Series of Security Equity Fund shall be as follows:

1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2. At all meetings of the stockholders, each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

3.    (a)   The  corporation  shall  redeem  any of its  shares for which it has received  payment in full that may be presented to the  corporation,
            such   redemption  and  the  valuation  and  payment  in  connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder, as from time to time amended.

      (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

4.    (a)   The corporation,  pursuant to a resolution by the Board of Directors and without the vote or consent of stockholders of the  corporation, shall  have the right to redeem  at net  asset  value all  shares of capital stock of the corporation in any stockholder account in which there has been no investment  (other than the reinvestment of income dividend or capital gains distributions) for at least six months and which  there are fewer than 25 shares or such fewer  shares as shall be specified in such  resolution.  Such  resolution  shall set forth that redemption of shares in such accounts has been determined to be in the economic best  interests of the  corporation  or necessary to
            reduce   disproportionately   burdensome   expenses   in   servicing
            stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have six months (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares, or such fewer shares as is specified in the resolution.

      (b) The Alpha Opportunity Institutional Series, pursuant to a resolution by the Board of Directors, and without the vote or consent of shareholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the Alpha Opportunity Institutional Series in any shareholder account in which the value of the account falls below a minimum net asset value as determined by the Board of Directors of the fund based upon the particular conditions of the fund. Such resolution shall provide that prior notice of at least 60 days shall be given to a shareholder before such redemption of shares and that the shareholder will have 60 days (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to such amount as is specified in the resolution.

5. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

6.    (a)   Outstanding shares of Alpha Opportunity  Institutional  Series shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these series.

      (b) All cash and other property received by the corporation from the sale of shares of the Alpha Opportunity Institutional Series, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange liquidation or other disposition of any of the foregoing, shall be allocated to the Alpha Opportunity Institutional Series and held for the benefit of the stockholders owning shares of such series.

      (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such losses, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

      (d)   All  allocations  made hereunder by the Board of Directors  shall be
            conclusive   and  binding  upon  all   stockholders   and  upon  the
            corporation.

7. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

8.    (a)   Dividends  may be paid  when,  as and if  declared  by the  Board of
            Directors out of funds legally available therefor.

      (b) Shares of Alpha Opportunity Institutional Series represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for the series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected series. Stockholders of the Alpha Opportunity Institutional Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series.

      (c) Whenever dividends are declared and paid with respect to the Alpha Opportunity Institutional Series, the holders of shares of the other series have no rights in or to such dividends.

9. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share of ownership of such series.

      FURTHER RESOLVED, that the officers of Security Equity Fund are hereby authorized and directed to take such action as may be necessary under the laws of the State of Kansas or otherwise as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 10th day of September, 2008.

                                         CINDY SHIELDS
                                         ---------------------------------------
                                         Cindy Shields, Vice President

                                         AMY J. LEE
                                         ---------------------------------------
                                         Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

Be it remembered, that before me, a Notary Public in and for the County and State aforesaid, came Cindy Shields, Vice President, and Amy J. Lee, Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 10th day of September, 2008.

                                         SHELLEY GOWER
                                         ---------------------------------------
                                         Shelley Gower, Notary Public

My commission expires:
        4-7-10

                          CERTIFICATE OF DESIGNATION OF
                             SERIES OF COMMON STOCK
                                       OF
                              SECURITY EQUITY FUND

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, Amy J. Lee, Vice President, and Chris Swickard, Assistant Secretary, of Security Equity Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is One Security Benefit Place, Topeka, Shawnee County, Kansas, do hereby file this Certificate of Designation of Series and Classes of Common Stock in accordance with Section 17-6401 and K.S.A. 17-6602 of the Kansas Statutes Annotated, as amended, and do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 21st day of November 2008, adopted resolutions establishing three new series of common stock in addition to those series of common stock currently being issued by the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of Security Equity Fund, which resolutions are provided in their entirety as follows:

            WHEREAS, Security Equity Fund presently issues its shares in the following Series: Equity Series A, Equity Series B, Equity Series C, Global Series A, Global Series B, Global Series C, Mid Cap Value Series A, Mid Cap Value Series B, Mid Cap Value Series C, Small Cap Growth Series A, Small Cap Growth Series B, Small Cap Growth Series C, Select 25 Series A, Select 25 Series B, Select 25 Series C, Alpha Opportunity Series A, Alpha Opportunity Series B, Alpha Opportunity Series C, Alpha Opportunity Institutional Series, Global Institutional Series, Mid Cap Value Institutional Series, Small Cap Value Series A, Small Cap Value Series C, Small Cap Value Institutional Series, All Cap Value Series A, All Cap Value Series C and All Cap Value Institutional; and

            WHEREAS, the Board of Directors has approved the establishment of three new series of common stock of Security Equity Fund in addition to the separate series of common stock presently issued by the corporation designated as: All Cap Growth Series A, All Cap Growth Series C and All Cap Growth Institutional Series; and

            WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the new series of common stock of the corporation; and

            WHEREAS, the All Cap Growth Institutional Series (defined below) are subject to a minimum account balance for holding shares in the All Cap Growth Institutional Series; and

            WHEREAS, the Board of Directors believes it would be in the best interest of the All Cap Growth Institutional Series' shareholders for the Board of Directors to have the right to redeem shares if the value of an account falls below a minimum net asset value as determined by the Board of Directors of the fund based upon the particular conditions of the fund.

            NOW,  THEREFORE,  BE IT  RESOLVED,  that,  the  officers of Security
      Equity Fund are hereby directed and authorized to establish three new series of the Security Equity Fund designated as All Cap Growth Series A, All Cap Growth Series C and All Cap Growth Institutional Series.

            FURTHER RESOLVED, that, the officers of Security Equity Fund are hereby directed and authorized to issue an indefinite number of $0.25 par value shares of capital stock of All Cap Growth Series A, All Cap Growth Series C and All Cap Growth Institutional Series.

            FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the three new series of Security Equity Fund shall be as follows:

1. Except as set forth below and as may be hereafter established by the Board of Directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2. At all meetings of the stockholders, each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his or her name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meeting. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he or she may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the interests of all series, then only stockholders of the affected series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

3.    (a)   The  corporation  shall  redeem  any of its  shares for which it has received  payment in full that may be presented to the  corporation,
            such   redemption  and  the  valuation  and  payment  in  connection therewith to be made in compliance with the provisions of the Investment Company Act of 1940 and the Rules and Regulations promulgated thereunder, as from time to time amended.

      (b) From and after the close of business on the day when the shares are properly tendered for repurchase the owner shall, with respect of said shares, cease to be a stockholder of the corporation and shall have only the right to receive the repurchase price in accordance with the provisions hereof. The shares so repurchased may, as the Board of Directors determines, be held in the treasury of the corporation and may be resold, or, if the laws of Kansas shall permit, may be retired. Repurchase of shares is conditional upon the corporation having funds or property legally available therefor.

4.    (a)   The corporation,  pursuant to a resolution by the Board of Directors and without the vote or consent of stockholders of the  corporation, shall  have the right to redeem  at net  asset  value all  shares of capital stock of the corporation in any stockholder account in which there has been no investment  (other than the reinvestment of income dividend or capital gains distributions) for at least six months and which  there are fewer than 25 shares or such fewer  shares as shall be specified in such  resolution.  Such  resolution  shall set forth that redemption of shares in such accounts has been determined to be in the economic best  interests of the  corporation  or necessary to
            reduce   disproportionately   burdensome   expenses   in   servicing
            stockholder accounts. Such resolution shall provide that prior notice of at least six months shall be given to a stockholder before such redemption of shares, and that the stockholder will have six months (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to at least 25 shares, or such fewer shares as is specified in the resolution.

      (b) The All Cap Growth Institutional Series (the "Institutional Series"), pursuant to a resolution by the Board of Directors, and without the vote or consent of shareholders of the corporation, shall have the right to redeem at net asset value all shares of capital stock of the Institutional Series in any shareholder account in which the value of the account falls below a minimum net asset value as determined by the Board of Directors of the fund based upon the particular conditions of the fund. Such resolution shall provide that prior notice of at least 60 days shall be given to a shareholder before such redemption of shares and that the shareholder will have 60 days (or such longer period as specified in the resolution) from the date of the notice to avoid such redemption by increasing his or her account to such amount as is specified in the resolution.

5. All shares of the corporation, upon issuance and sale, shall be fully paid, nonassessable and redeemable. Within the respective series of the corporation, all shares have equal voting, participation and liquidation rights, but have no subscription or preemptive rights.

6.    (a)   Outstanding  shares  of All Cap  Growth  Series  A,  Series  C,  and
            Institutional Series (collectively the "All Cap Growth Series") shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the Board of Directors for these series.

      (b) All cash and other property received by the corporation from the sale of shares of the All Cap Growth Series, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange liquidation or other disposition of any of the foregoing, shall be allocated to the All Cap Growth Series and held for the benefit of the stockholders owning shares of such series.

      (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the Board of Directors may determine are appropriate) shall be allocated and charged to the series to which such losses, liability or expense relates. Where any loss, liability or expense relates to more than one series, the Board of Directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the Board of Directors deems appropriate.

      (d)   All  allocations  made hereunder by the Board of Directors  shall be
            conclusive   and  binding  upon  all   stockholders   and  upon  the
            corporation.

7. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

8.    (a)   Dividends  may be paid  when,  as and if  declared  by the  Board of
            Directors out of funds legally available therefor.

      (b) Shares of All Cap Growth Series represent a stockholder interest in a particular fund of assets held by the corporation and, accordingly, dividends shall be calculated and declared for these series in the same manner, at the same time, on the same day, and shall be paid at the same dividend rate, except that expenses attributable to a particular series and payments made pursuant to a 12b-1 Plan or Shareholder Services Plan shall be borne exclusively by the affected series. Stockholders of the All Cap Growth Series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series.

      (c) Whenever dividends are declared and paid with respect to the All Cap Growth Series, the holders of shares of the other series have no rights in or to such dividends.

9. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share of ownership of such series.

      FURTHER RESOLVED, that the officers of Security Equity Fund are hereby authorized and directed to take such action as may be necessary under the laws of the

      State of Kansas or otherwise as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 21st day of January, 2009.

                                         Amy J. Lee
                                         ---------------------------------------
                                         Amy J. Lee, Vice President

                                         Chris Swickard

                                         ---------------------------------------
                                         Chris Swickard, Assistant Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

Be it remembered, that before me, a Notary Public in and for the County and State aforesaid, came Amy J. Lee, Vice President, and Chris Swickard, Assistant Secretary, of Security Equity Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as Vice President and Assistant Secretary, respectively, and duly acknowledged the execution of the same this 21st day of January, 2009.

                                         Shelley R. Gower
                                         ---------------------------------------
                                         Shelley Gower, Notary Public

My commission expires:
      4-7-2010